                                 SCHEDULE 14A

                    Information Required in Proxy Statement
                           Schedule 14A Information

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
[X] Definitive Proxy Statement                 Commission Only (as permitted
[_] Definitive Additional Materials            by Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12


                         Borland Software Corporation
             __________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

             __________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

[LOGO] Borland(R)

                               -----------------

                   Notice of Annual Meeting of Stockholders

                          To Be Held on May 16, 2002

                               -----------------

To Our Stockholders:

WHAT:   Our Annual Meeting of Stockholders for Calendar Year 2002

WHEN:   Thursday, May 16, 2002, at 10:00 a.m., local time

WHERE:  Borland Software Corporation
        100 Enterprise Way
        Scotts Valley, California 95066-3249

WHY:    At this meeting, you will be asked to:

        (1) Elect two Class I directors to serve on our board of directors for a three-year term and one Class III director to serve on our board of directors for a two-year term.

        (2) Approve our 2002 Stock Incentive Plan.

        (3) Approve an amendment to our 1999 Employee Stock Purchase Plan to authorize for issuance an additional 900,000 shares of common stock.

        (4) Ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2002.

        (5) Transact any other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

   A complete list of stockholders entitled to vote at the meeting will be open for examination by our stockholders, during regular business hours, for a period of ten days prior to the meeting, at the offices of Borland Software Corporation, 100 Enterprise Way, Scotts Valley, California 95066-3249. Only stockholders of record at the close of business on April 3, 2002 will receive notice of, and be eligible to vote at, the annual meeting. The foregoing items of business are more fully described in the proxy statement accompanying this notice.

   Your vote is important. Please read the proxy statement and the voting instructions on the enclosed proxy. Then, whether or not you plan to attend the annual meeting in person, and no matter how many shares you own, please sign, date and promptly return the enclosed proxy in the enclosed envelope, which requires no additional postage if mailed in the United States. If you are a stockholder of record, you may also authorize the individuals named on the enclosed proxy to vote your shares by calling a specially designated toll-free telephone number or via the Internet at www.proxyvote.com. Specific instructions for telephone or Internet voting are set forth on the enclosed proxy. These telephone and Internet voting procedures are designed to authenticate your vote and to confirm that your voting instructions are followed.

   In December 2000, the Securities and Exchange Commission approved a new rule concerning the delivery of annual disclosure documents. The rule allows us to send a single set of our annual report and proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This rule benefits both you and Borland. It reduces the volume of duplicate information received at your household and helps to reduce Borland's expenses. Each stockholder will continue to receive a separate proxy card or voting instruction card. If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, please contact ADP by telephone at 1-800-542-1061 or by mail at 51 Mercedes Way, Edgewood, NY 11717. If you are an eligible stockholder of record receiving multiple copies of our annual report and proxy statement, you can request householding for future annual meetings in the same manner. If you own your shares through a bank, broker or other holder of record, you can request householding by contacting the holder of record.

   As an alternative to receiving printed copies of proxy materials in future years, we are pleased to offer stockholders the opportunity to receive them electronically. To request electronic delivery of proxy materials for future annual meetings, you may vote via the Internet at www.proxyvote.com and, when prompted, follow the instructions. If you choose another method of voting, or at any time during the year, you may request electronic delivery by visiting www.icsdelivery.com/borl and following the instructions. If you have already elected electronic delivery, but in future years would like to begin receiving printed copies of proxy materials in the mail, you may do so by accessing the same web site. If you have received the materials referenced in this notice electronically, but would like to receive a printed copy by mail, please contact Borland Investor Relations by telephone at 831-431-1525 or by mail at the corporate address.

                                          By Order of the Board of Directors,
                                          /s/ Keith E. Gottfried
                                          KEITH E. GOTTFRIED
                                          Senior Vice President--Law and
                                          Corporate Affairs,
                                          General Counsel, Corporate
                                          Secretary and Chief Legal Officer

April 9, 2002
Scotts Valley, California

                         BORLAND SOFTWARE CORPORATION
                              100 Enterprise Way
                         Scotts Valley, CA 95066-3249
                                (831) 431-1000

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on May 16, 2002

WHY DID YOU SEND ME THIS PROXY STATEMENT?

   The board of directors of Borland Software Corporation, a Delaware corporation ("Borland"), seeks your proxy for use in voting at our 2002 annual meeting of stockholders or at any postponements or adjournments of the annual meeting. Our annual meeting will be held at our corporate headquarters, located at 100 Enterprise Way, Scotts Valley, California, on Thursday, May 16, 2002, at 10:00 a.m., local time. We will begin mailing this proxy statement, the attached notice of annual meeting and the accompanying proxy on or about April 9, 2002 to all holders of our common stock, par value $0.01, entitled to vote at the annual meeting. Along with this proxy statement, we are also sending our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

WHAT AM I VOTING ON?

   At the annual meeting, stockholders will act upon:

      (1) the election of two Class I directors to serve on our board of directors for a three-year term and one Class III director to serve on our board of directors for a two-year term,

      (2) approval of our 2002 Stock Incentive Plan,

      (3) approval of an amendment to our 1999 Employee Stock Purchase Plan to authorize for issuance an additional 900,000 shares of common stock, and

      (4) ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2002.

WHO CAN VOTE AT THE MEETING?

   Only holders of record of our common stock at the close of business on April 3, 2002, the record date, will receive notice of, and be entitled to vote at, our annual meeting. At the close of business on the record date, 70,437,361 shares of our common stock were outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

WHAT CONSTITUTES A QUORUM?

   If a majority of the shares of our common stock, issued and outstanding on the record date and entitled to vote, are present at the meeting, either in person or by proxy, we will have a quorum to transact business. Broker non-votes, if any, will be counted as shares present for purposes of determining the presence of a quorum.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

   In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder's name, on each matter to be voted upon at the annual meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Election of Directors

   Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the shares of our common stock voted at our annual meeting. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions and broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors. Stockholders may not cumulate votes in the election of directors.

Approval of 2002 Stock Incentive Plan and Amendment to 1999 Employee Stock Purchase Plan

   Approval of Borland's 2002 Stock Incentive Plan and of the amendment to Borland's 1999 Employee Stock Purchase Plan, as specified in Proposals No. 2 and 3, respectively, each requires the affirmative vote of a majority of the shares of our common stock present or represented at the annual meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against these proposals. Broker non-votes, if any, will have no effect on the vote for these proposals.

Ratification of Independent Accountants

   Ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for fiscal year 2002, as specified in Proposal No. 4, requires the affirmative vote of a majority of the shares of our common stock present or represented at our annual meeting and entitled to vote on the proposal. If this selection is not ratified by our stockholders, the audit committee may reconsider its recommendation. Abstentions will have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on the vote for this proposal.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

   Borland is soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by telephone, telegram, telecopy, Internet and personal solicitation by our directors, officers or other regular employees. We have retained Georgeson Shareholder Communications, Inc. to assist us in the solicitation of proxies for approximately $8,500 plus out-of-pocket expenses.

HOW DO I VOTE?

   Stockholders of record can choose one of the following three ways to vote:

      (1) By mail: Please complete, sign, date and return the proxy in the enclosed pre-paid envelope.

      (2) By telephone: Call the phone number on your proxy and follow the instructions.

      (3) Via the Internet: Access http://www.proxyvote.com and follow the instructions.

   By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. If you want to vote in person at our annual meeting and you hold our common stock in street name, you must obtain a proxy from your broker and bring that proxy to our annual meeting.

HOW DO I VOTE USING THE PROXY CARD?

   If the enclosed proxy is properly signed and returned, the shares represented by the proxy will be voted at the annual meeting according to the instructions as indicated on your proxy. If the proxy does not specify how your shares are to be voted, your shares represented by the proxy will be voted:

      (1) FOR the election of the nominees proposed by the board,

      (2) FOR the approval of the 2002 Stock Incentive Plan,

      (3) FOR the approval of the amendment to our 1999 Employee Stock Purchase Plan, and

      (4) FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2002.

CAN I CHANGE MY VOTE?

   You may revoke your proxy by doing any of the following:

      (1) Send a written notice of revocation to our Corporate Secretary, dated later than the proxy you want to revoke, before the vote is taken at the annual meeting.

      (2) Execute a later dated proxy (including a proxy by telephone or via the Internet) before the vote is taken at the annual meeting.

      (3) Vote in person at the annual meeting (your attendance at the annual meeting, in and of itself, will not revoke the earlier proxy).

   Any written notice of revocation, or later dated proxy, should be delivered to:

       Borland Software Corporation
       100 Enterprise Way
       Scotts Valley, CA 95066-3249
       Attention: Keith E. Gottfried, Corporate Secretary

WHO DO I CONTACT FOR HELP?

   If you have any questions or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

                  GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
                        17 State Street, 10/th Floor /
                           New York, New York 10004
                    Banks and Brokers Call: (212) 440-9800
                   All Others Call Toll Free: (866) 649-8035

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

   Our board of directors is currently divided into three classes. The directors in each class serve terms of three years and until each of their respective successors have been elected and qualified. Our board currently consists of two Class I directors, two Class II directors and two Class III directors.

   The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three-year term. At this year's annual meeting, the term of our two Class I directors will expire. In addition, as discussed below, the term of one of our Class III directors who recently joined our board of directors will expire. Our other directors will remain in office for the remainder of their respective terms, as indicated below.

   At the annual meeting, two Class I directors will be elected to serve for a three-year term and one Class III director will be elected to serve a two-year term. Our board's nominees are Robert H. Kohn and Robert Dickerson, both of whom are currently serving as Class I directors, and Laura S. Unger, who was appointed to our board of directors effective April 1, 2002 and who is currently serving as a Class III director. If a nominee for any reason is unable or unwilling to serve, the proxies may be voted for a substitute nominee to be determined by our board of directors.

   Set forth below is information regarding each nominee for Class I director and Class III director and for each Class II and Class III director whose term will continue after our annual meeting.

CLASS I NOMINEES FOR ELECTION

Robert H. Kohn

   Mr. Kohn has served as the Vice Chairman of the board and as a director of Borland since May 2000. Mr. Kohn is a co-founder of EMusic.com Inc, a provider of downloadable music over the Internet, and served as Chairman of the Board and Secretary of EMusic.com, Inc. from January 1998 to April 2001 when it was acquired by Vivendi/Universal, Inc. Since December 1999, Mr. Kohn has served as Chairman and Chief Executive Officer of Laugh.com, Inc., a privately held comedy record company. From July 2000 until June 2001, Mr. Kohn was a member of the board of directors of GlobelNet, Inc., an international telecommunications service. From October 1996 to December 1997, Mr. Kohn was Vice President, Business Development and General Counsel of Pretty Good Privacy, Inc., a developer and marketer of Internet encryption and security software. From March 1987 to September 1996, he was Senior Vice President of Law and Corporate Affairs, General Counsel and Corporate Secretary of Borland, which was then known as Borland International, Inc. Mr. Kohn also served as Chief Legal Counsel for Ashton-Tate Corporation, a developer and marketer of computer software that was acquired by Borland in 1991. Mr. Kohn also served as Associate General Counsel for Candle Corporation, a developer principally of software for mainframe computers from 1985 to 1987. Mr. Kohn is co-author of the book Kohn On Music Licensing. Mr. Kohn holds a Bachelor's of Science degree in Business Administration from California State University at Northridge and a law degree from Loyola Law School. Age: 45.

Robert Dickerson

   Mr. Dickerson has served as a director of Borland since June 2000. Mr. Dickerson, who currently is the President and CEO of Pacific Edge Software, served as Senior Vice President and General Manager for Products for Rational Software Corporation, an Internet software tools company, from April 1997 to March 2000. From March 1995 to April 1997, he was Vice President of Marketing and a General Manager for several business units at Pure Atria Corporation, a primarily UNIX software company. From January 1988 to March 1995, Mr. Dickerson was Vice President of Product Marketing and later Senior Vice President for Database and

Connectivity Products for Borland, which was then known as Borland International, Inc. Prior to joining Borland International, Inc., Mr. Dickerson served as Director of Product Marketing and Program Management at Microsoft Corporation. Mr. Dickerson holds an M.B.A. from the Harvard Business School, and a Bachelor's degree in Electrical Engineering from the University of Houston. Age: 45.

CLASS III NOMINEE FOR ELECTION

Laura S. Unger

   Ms. Unger has served as a director of Borland since April 1, 2002. From February 2001 until August 3, 2001, Ms. Unger served as Acting Chairman of the Securities and Exchange Commission. From March 1997 to February 2001, Ms. Unger served as an SEC Commissioner. Before being appointed to the SEC, Ms. Unger served as Securities Counsel to the United States Senate Committee on Banking, Housing and Urban Affairs from January 1995 to November 1997. Ms. Unger is also a former Congressional Fellow. Prior to working on Capitol Hill, Ms. Unger was an attorney with the Enforcement Division of the SEC in Washington, D.C.
Ms. Unger received a Bachelor of Arts degree from the University of California at Berkeley in 1983 and a Juris Doctor degree from New York Law School in 1987.
Age: 41.

CLASS II DIRECTORS SERVING A THREE-YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

Dale L. Fuller

   Mr. Fuller has served as our President and Chief Executive Officer since December 2000, and as Interim President and Chief Executive Officer from April 1999 to December 2000. He has been a director of Borland since April 1999. Prior to joining Borland, Mr. Fuller was a private investor from 1998 to 1999. From 1996 to 1998, Mr. Fuller served as Chief Executive Officer at WhoWhere? Inc., a leading Internet site, which was sold to Lycos in 1998. From 1995 to 1996, Mr. Fuller served as General Manager and Vice President of the PowerBooks Division at Apple Computer, Inc., a personal computer manufacturer. Prior to joining Apple Computer, Mr. Fuller served as General Manager and Vice President of the Portables Division at NEC Corporation, a personal computer manufacturer, from 1993 to 1995. Mr. Fuller is a member of the board of directors of the Software and Information Industry Association (SIIA), a trade association representing companies in the software and information industries. Age: 43.

William K. Hooper

   Mr. Hooper has served as a director of Borland since May 1999. Mr. Hooper is the President of the Woodside Hotels and Resorts Group Services Corporation and Monterey Plaza Hotel Corporation. Mr. Hooper serves as an advisor to Acuity II Ventures, a venture capital investment fund. Mr. Hooper also has served on the board of directors of several non-profit organizations. From 1982 to 1985 Mr. Hooper was a consultant with McKinsey and Company, a leading business management consulting firm. In 1985, Mr. Hooper joined Woodside Hotels as Executive Vice President and in 1993 he was appointed President. Mr. Hooper is a 1982 graduate of the Stanford Graduate School of Business and a 1977 graduate of Dartmouth College. Age: 46.

CLASS III DIRECTOR SERVING A THREE-YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING

William F. Miller

   Dr. Miller has served as the Chairman of the board and as a director of Borland since January 1996. Dr. Miller is the Herbert Hoover Professor Emeritus, Graduate School of Business, Stanford University, and President Emeritus of SRI International, one of the world's largest independent research, technology development and consulting organizations, where he served as President and CEO for 11 years. He is also Professor Emeritus of Computer Science, School of Engineering, Stanford University. Dr. Miller was Chairman of WhoWhere?, Inc., which was sold to Lycos, Inc. in 1998, and he has served on the boards of directors of a number of public companies, including Wells Fargo and Co. and Fireman's Fund Insurance Company (which was acquired by Allianz A.G. of Munich, Germany in 1991). Dr. Miller currently serves on the boards of the following private companies: Sentius Corporation, X Peed Inc., Data Digest Inc., Pumpkin Networks, Inc. and Handysoft U.S.A. Mr. Miller holds an honorary doctorate, PhD, Masters and Bachelor's degrees from Purdue University. He is a life member of the National Academy of Engineering, a Fellow of the American Academy of Arts and Sciences, a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE), and a Fellow of the American Association for the Advancement of Sciences. Age: 76.

HOW ARE DIRECTORS COMPENSATED?

Annual Fees

   We paid cash fees to each non-employee director for his services through June 30, 2001. Fees paid included an annual retainer of $24,000 ($48,000 for the Chairman of the board), payable in four equal quarterly installments, plus $1,000 for attendance at each meeting of our board of directors and for each meeting of a board committee on which they served. Employee directors received no additional compensation for their service on our board or any board committee. Beginning on July 1, 2001, these annual fees were replaced by the equity incentive grants described below. All directors are reimbursed for their expenses in connection with their service.

Stock Options

   Effective July 1, 2001, and on July 1 of each year thereafter, each non-employee director receives for his or her service on the board for the following twelve months an annual stock option to purchase 12,500 shares of our common stock (except that the Chairman of the board will receive an option grant for 17,500 shares). In addition, each non-employee director that serves as a member of a committee of the board receives for his or her services on the various board committees an additional annual stock option to purchase 1,000 shares of our common stock for each committee on which he or she serves as a member, or 2,000 shares if he or she serves as chairman of such committee. These stock options vest over a period of four years with 25% of the options vesting one year from the date of the grant and the remaining 75% of the options vesting over the remaining three years on a monthly basis. In the event of a change of control of Borland, the options will vest immediately.

   Each non-employee director receives an initial stock option to purchase 30,000 shares of our common stock as of the date the individual becomes a non-employee director. These initial stock options vest in full one year from the date of grant, provided that the non-employee director's service has not terminated prior to the date the stock options vest.

   Prior to July 1, 2001, at each annual meeting, each non-employee director remaining in office received a stock option to purchase 7,500 shares of common stock. These stock options vest one day before our next annual meeting following the grant, provided that our non-employee director's service has not terminated prior to the day the stock option vests. However, a non-employee director did not receive this stock option if he or she was receiving an initial stock option to purchase 30,000 shares of our common stock at our annual meeting.

   All non-employee director stock options, whether granted prior to or on July 1, 2001, have a ten-year term and have an exercise price equal to the fair market value of the underlying stock on the date of grant.

   In addition to the non-discretionary grant of an option to purchase 30,000 shares of common stock when he joined the board in May 2000, Mr. Kohn was also granted an option to purchase 170,000 shares of common stock at an exercise price of $5.84 per share in connection with joining the board. These options vested on May 15, 2001.

HOW MANY MEETINGS HAVE THE BOARD OF DIRECTORS AND ITS COMMITTEES HELD?

   Our board of directors has standing audit, organization and compensation, investment and nominating committees. During fiscal year 2001, the board held 9 meetings, the audit committee held 4 meetings, the organization and compensation committee held 8 meetings, the investment committee held no meetings and the nominating committee held 7 meetings. During our fiscal year ended December 31, 2001, no incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board and (2) the total number of meetings held by any committee of the board upon which such director served.

INFORMATION CONCERNING THE COMMITTEES

Audit Committee

   Our audit committee currently consists of William K. Hooper (Chairman), William F. Miller and Robert H. Kohn, all of whom are deemed independent pursuant to the requirements of The Nasdaq Stock Market(R). Our board of directors has adopted a written charter for the audit committee, which was amended and restated by the board of directors on March 18, 2002 and is attached to this proxy statement as Exhibit A. The formal report of our audit committee can be found on page 36 of this proxy statement. The audit committee's responsibilities are set forth in the written charter and include, but are not limited to, the following:

   . recommending to our board the accounting firm that will serve as our independent accountants;

   .   evaluating the independence of the independent accountants;

   . meeting with our independent accountants, with and without our management, to review and discuss various matters, including our consolidated financial statements;

   . reviewing and discussing the scope and results of the annual audit of our consolidated financial statements;

   . reviewing and discussing the recommendations of our independent accountants concerning our financial practices and procedures, including significant accounting and financial reporting policies and our accounting and internal control policies and procedures; and

   . reviewing and discussing with our independent accountants any material arrangements which do not appear on our financial statements and any material related party transactions.

Organization and Compensation Committee

   Our organization and compensation committee currently consists of William F. Miller (Chairman), William K. Hooper and Robert Dickerson. The formal report of our organization and compensation committee can be found on page 32 of this proxy statement. Our organization and compensation committee is responsible for:

   . approving the salaries and other compensation of executive officers and other key employees;

   .   approving the appointments of all executive officers;

   . administering our employee incentive plans, and making grants of stock options and other awards;

   . advising the board on Borland's compensation, incentive compensation and employee benefit plans; and

   .   advising the board on non-employee director compensation.

Investment Committee

   Our investment committee currently consists of Robert Dickerson (Chairman), Robert H. Kohn and William K. Hooper. The investment committee has the authority to act on behalf of the board with respect to individual investments of up to $1 million in cash, except to the extent that the powers of the committee may be expressly limited under applicable Delaware law.

Nominating Committee

   Our nominating committee currently consists of William K. Hooper (Chairman) and Robert Dickerson. The nominating committee has the authority to:

   . review and adopt policies governing the qualification and composition of our board of directors;

   .   identify qualified candidates to serve on our board of directors;

   . consider, review and investigate and make recommendations to the board with respect to candidates suggested by our stockholders, directors, officers, employees and others; and

   . recommend to the full board of directors nominees for new and vacant positions on the board of directors.

                                RECOMMENDATION

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     THE ELECTION OF THE NOMINEES LISTED.

                                PROPOSAL NO. 2

                   APPROVAL OF THE 2002 STOCK INCENTIVE PLAN

   Our stockholders are being asked to approve the implementation of the 2002 Stock Incentive Plan as a new equity incentive plan pursuant to which 2,500,000 shares of our common stock will be authorized for issuance to our officers, employees, non-employee board members and independent consultants.

   On March 18, 2002, our board of directors adopted a new stock incentive plan, the Borland Software Corporation 2002 Stock Incentive Plan (the "2002 Plan"), subject to stockholder approval. The new 2002 Plan will be in addition to the following stockholder-approved stock option plans we currently maintain:
(i) our 1997 Stock Option Plan, (ii) our 1993 Stock Option Plan and (iii) our 1992 Stock Option Plan. As of February 28, 2002, (i) options for 9,449,397 shares of our common stock were outstanding under our 1997 Stock Option Plan, and another 824,283 shares of our common stock remained available for future option grant under this plan, (ii) options for 1,630,899, shares of our common stock were outstanding under our 1993 Stock Option Plan, and another 240,274 shares of our common stock remained available for future option grant under this plan, and (iii) options for 883,178 shares of our common stock were outstanding under our 1992 Stock Option Plan, and another 312,803 shares of our common stock remained available for future option grant under this plan. We also maintain a 1998 Nonstatutory Stock Option Plan (the "1998 Plan") under which we initially reserved 200,000 shares of our common stock for issuance to certain employees or consultants in our service. The 1998 Plan is a non-stockholder approved plan. As of February 28, 2002, options for 140,585 shares of our common stock were outstanding under our 1998 Plan, and another 31,258 shares of our common stock remained available for future option grant under this plan.

   All of these pre-existing plans will continue in effect, whether or not the stockholders approve the new 2002 Plan. All option grants under our pre-existing stock option plans must have an exercise price per share which is at least eighty-five percent (85%) of the fair market value per share of our common stock on the grant date. In general, each option granted will have a maximum term of ten years and will vest in installments over the optionee's period of service with us. One or more outstanding options may vest on accelerated basis in the event we are acquired and those options are not assumed by the acquiring entity.

   The 2002 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success. Accordingly, officers and other employees, the non-employee members of our board of directors and consultants and other advisors in our service will have the opportunity to acquire a meaningful equity interest in Borland through their participation in the 2002 Plan.

   The following summary of the principal features of the 2002 Plan does not purport to be complete and is qualified in its entirety by reference to the specific language of the 2002 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by upon written request to our Corporate Secretary at our corporate headquarters.

Equity Incentive Programs

   The 2002 Plan consists of four separate equity incentive programs: (i) the discretionary option grant program, (ii) the stock issuance program, (iii) the salary investment option grant program and (iv) the automatic option grant program for our non-employee board members. The principal features of each program are described below. The organization and compensation committee of our board of directors (the "Compensation Committee") will have the exclusive authority to administer the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to our executive officers and non-employee board members and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, our board of directors may at any time appoint a secondary committee of one or more board members or one or more executive officers to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee board members. The Compensation Committee will also have complete discretion to select the individuals who are to participate in the salary investment option grant program, but all grants made to the selected individuals will be governed by the express terms of that program.

   The term plan administrator, as used in this summary, will mean our Compensation Committee and any secondary committee of board members or executive officers, to the extent each such entity is acting within the scope of its administrative authority under the 2002 Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the automatic option grant program. All grants under that program will be made in strict compliance with the express provisions of such program.

Share Reserve

   2,500,000 shares of our common stock will initially be reserved for issuance over the term of the 2002 Plan. In no event, however, may more than fifteen percent (15%) of the total number of shares of common stock authorized for issuance under the 2002 Plan (375,000 shares) be actually issued under the stock issuance program. In addition, no participant in the 2002 Plan may receive option grants for more than one million (1,000,000) shares of our common stock in total per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute approval of this share limitation for purposes of Internal Revenue Code Section 162(m). This limitation, together with the fact that option grants under the discretionary option grant program to our executive officers will be made by the Compensation Committee and will have an exercise price per share equal to the fair market value per share of our common stock on the date of grant, should ensure that any deductions to which we would otherwise be entitled upon the exercise of stock options granted under the discretionary option grant program or the subsequent sale of the shares purchased under those options will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code ("Code
Section 162(m)").

   The shares of common stock issuable under the 2002 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock which we acquire, including shares purchased on the open market or in private transactions.

   Shares subject to any outstanding options under the 2002 Plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 2002 Plan which we subsequently purchase, at a price not greater than the option exercise or direct issue price paid per share, pursuant to our repurchase rights under the 2002 Plan will be added back to the number of shares reserved for issuance under the 2002 Plan and will accordingly be available for subsequent issuance.

Eligibility

   Officers and employees, non-employee board members and independent consultants in our service or in the service of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary option grant and stock issuance programs. Our executive officers and other highly-paid employees will also be eligible to participate in the salary investment option grant program. Participation in the automatic option grant program will be limited to the non-employee members of our board of directors.

   As of February 28, 2002, approximately 1100 employees, including six (6) executive officers and four (4) non-employee board members, would have been eligible to participate in the discretionary option grant and stock issuance programs if the 2002 Plan were in effect at that time. The six executive officers would have also been eligible to participate in the salary investment option grant program, and the four non-employee board members would have also been eligible to participate in the automatic option grant program.

Valuation

   The fair market value per share of our common stock on any relevant date under the 2002 Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq Stock Market. On March 28, 2002, the fair market value per share of our common stock determined on such basis was $13.01.

Discretionary Option Grant Program

   The plan administrator will have complete discretion under the discretionary option grant program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant (subject to the Code Section 162(m) limit described above), the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

   Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date, subject to the optionee's continued service.

   However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

   Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares and unvested options will generally terminate. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Salary Investment Option Grant Program

   Our Compensation Committee will have complete discretion in implementing the salary investment option grant program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Compensation Committee an irrevocable authorization directing us to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $30,000 nor more than $200,000 and to apply that amount to the acquisition of a special option grant under the program (these limitations shall also apply to the shortened 2002 year). However, for the 2002 calendar year, the program will be implemented on July 1, 2002, and the selected participants must make their elections for that year by June 30, 2002, and those elections will be in effect for the salary otherwise payable to them for the last six months of the 2002 calendar year.

   Each selected individual who files such a timely election will automatically be granted a non-statutory option on the first trading day in January of the calendar year for which that salary reduction is to be in effect. For the 2002 calendar year, the options will be granted on July 1, 2002. Stockholder approval of this proposal will also constitute pre-approval of each option granted under the salary investment option grant program and the subsequent exercise of that option in accordance with the terms of the program summarized below.

   The number of shares subject to each such option will be determined by dividing the salary reduction amount by two-thirds of the fair market value per share of our common stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount by which the optionee's salary is to be reduced for the calendar year. In effect, the salary reduction serves as an immediate prepayment, as of the time of the option grant, of two thirds of the then-current market price of the shares of common stock subject to the option.

   The option will become exercisable in a series of twelve equal monthly installments upon the optionee's completion of each month of service in the calendar year for which such salary reduction is in effect; however, the options granted on July 1, 2002 will become exercisable in a series of six equal monthly installments upon the optionee's completion of each month of service during the last six months of the 2002 calendar year. Each option under the program will become immediately exercisable for all the option shares on an accelerated basis should we experience certain changes in ownership or control. Each option will remain exercisable for any vested shares until the earlier of
(i) the expiration of the ten-year option term or (ii) the end of the two-year period measured from the date of the optionee's cessation of service.

Stock Issuance Program

   Shares may be issued under the stock issuance program at a price per share not less than their fair market value, payable in cash or through a full-recourse, interest-bearing promissory note. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or if the recipient remains in our service throughout a vesting period. The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award (subject to the Code Section 162(m) limit described above) and the vesting schedule to be in effect for the stock issuance or share rights award. In no event, however, may more than fifteen percent (15%) of the total number of shares of common stock authorized from time to time for issuance under the 2002 Plan be actually issued under the stock issuance program.

   The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The plan administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the stock issuance program.

   Outstanding share right awards under the program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

   However, in order to assure that the compensation attributable to one or more stock issuances under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Code Section 162(m), the plan administrator may, in its sole discretion, provide that those particular issuances will be contingent upon the actual attainment of certain preestablished performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of common stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) budget comparisons;

(10) implementation or completion of critical projects or processes; (11) customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; and (13) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or subsidiaries. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

Automatic Option Grant Program

   If the stockholders approve the 2002 Plan, then the automatic option grant program under the 2002 Plan will replace the existing automatic option grant program in effect for the non-employee board members under the 1997 Stock Option Plan, and no further option grants will be made under the automatic option grant program of the 1997 Stock Option Plan. However, all outstanding option grants under that program will continue in effect in accordance with their existing terms and conditions. Under the automatic option grant program which will be in effect under the 2002 Plan, eligible non-employee members of our board of directors will receive a series of option grants over their period of board service. Those option grants will be made as follows:

   Initial Grant. Each new non-employee board member will, at the time of his or her initial election or appointment to the board, receive an option grant for 30,000 shares of our common stock, provided such individual has not previously been in our employ.

   Annual Grant. On the first trading day in July each year, beginning with the 2002 calendar year, each individual who is at that time serving as a non-employee board member will receive one or more automatic stock option grants in accordance with the following formula which was in effect for the 2001 calendar year and which will now be incorporated into the 2002 Plan:

      (i) Each such non-employee board member will on that annual grant date receive an option for 12,500 shares of our common stock, except that the chairperson of our board of directors will receive an option grant for 17,500 shares.

     (ii) Each non-employee board member who is serving as a member of any of our board committees will also receive an additional option grant for 1,000 shares of our common stock for each committee on which he or she is serving on the annual grant date.

      (i) Each non-employee board member who is also serving as the chairperson of any of board committee at that time will receive an additional option grant for 1,000 shares of our common stock for each committee on which he or she is serving as chairperson on the grant date.

   There will be no limit on the number of such annual option grants any one eligible non-employee board member may receive over his or her period of continued board service, and non-employee board members who have previously been in our employ will be eligible to receive one or more such annual grants over their period of board service.

   Each automatic grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a maximum term of ten (10) years, subject to earlier termination upon the later of (i) twelve (12) months after the date of the optionee's cessation of board service for any reason or (ii) three (3) months after the date the optionee is first free to sell the option shares without contravention of applicable federal and state securities laws. Each automatic option will be immediately exercisable for all of the option shares. However, any shares purchased under such option will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, should the optionee cease board service prior to vesting in those shares.

   The shares subject to each initial and annual automatic option grant will vest as follows: one-third of those option shares will vest upon the optionee's completion of one (1) year of board service measured from the grant date of that option, and the remaining option shares will vest in a series of twenty-four (24) successive equal monthly installments upon the optionee's completion of each of the next twenty-four (24) months of continued board service thereafter. However, the shares subject to each initial and annual option grant will vest in full on an accelerated basis should we experience certain changes in control or ownership or should the optionee die or become disabled during his or her period of board service.

Stock Awards

   The table below shows, as to our Chief Executive Officer, our four other most highly-compensated executive officers (with base salary and bonus for the 2001 fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under our pre-existing option plans from January 1, 1999 through February 28, 2002, together with the weighted average exercise price payable per share. We have not made any direct stock issuances to date under our prior option plans.

                              OPTION TRANSACTIONS

                                                                               Number of Shares Weighted Average
                                                                                  Underlying     Exercise Price
Name and Position                                                              Options Granted     Per Share
-----------------                                                              ---------------- ----------------
Dale L. Fuller, President and Chief Executive Officer.........................    2,000,000(1)       4.5781
Frederick A. Ball, Executive Vice President and Chief Financial Officer.......      750,000          5.7751
Douglas W. Barre, Senior Vice President and Chief Operating Officer...........      475,000          7.5199
Keith E. Gottfried, Senior Vice President, General Counsel, Corporate
  Secretary and Chief Legal Officer...........................................      475,000          7.5199
Edward M. Shelton, Senior Vice President and Chief Strategy Officer...........      350,000          8.4199
All current executive officers as a group (6 persons).........................    4,350,000          6.1245
William F. Miller, Chairman of the Board and Director.........................       44,000         10.6859
Robert H. Kohn, Vice Chairman of the Board and Director.......................      229,500          6.5524
William K. Hooper, Director...................................................       72,000          8.0121
Robert Dickerson, Director....................................................       57,500          8.3668
Laura S. Unger, Director......................................................            0              --
All current non-employee directors as a group (5 persons).....................      403,000(2)       7.5234
All employees, including current officers who are not executive officers, as a
  group (1114 persons)........................................................    8,437,593          9.9798

--------
(1) Includes non-plan option grant for 1,000,000 shares made to Mr. Fuller in connection with his commencement of employment with us.
(2) Includes outstanding options for 97,500 shares of our common stock under our Non-Employee Directors' Stock Option Plan. As of February 28, 2002, options for 180,000 shares of our common stock were outstanding under our Non-Employee Directors' Stock Option Plan, and no shares of our common stock remain available for future option grants under this plan.

   We have also assumed obligations under outstanding options held by employees and other service providers of various companies we have acquired over the years. As of February 28, 2002, the total number of shares of our common stock subject to those assumed options was 120,408 shares. In addition, as of February 28, 2002, options for 27,309 shares of our common stock were outstanding under our expired 1985 Stock Option Plan, and no shares of our common stock remain available for future option grant under this plan.

New Plan Benefits

   No options have been granted to date under the 2002 Plan. However, if the proposal is approved by the stockholders, then each of the following non-employee board members will receive an option grant for the indicated number of shares on July 1, 2002 for their continued board or committee service.

                                                     Number of
                Name                               Option Shares
                ----                               -------------
                William F. Miller.................    20,500
                William K. Hooper.................    18,500
                Robert Dickerson..................    16,500
                Robert H. Kohn....................    14,500
                Laura S. Unger....................    12,500

   Each of those option grants will have an exercise price per share equal to the closing price per share of common stock on the Nasdaq Stock Market on the July 1, 2002 grant date.

   If the salary investment option grant program had been in effect in 2001, and each of our executive officers had elected to participate in this program to the maximum extent permitted ($200,000 salary reduction), based upon the closing price of our stock on the first trading day of 2001 ($5.63), each of our six executive officers would have received an option on such date to purchase 53,286 shares of our common stock at a per share exercise price of $1.88.

GENERAL PROVISIONS

Acceleration

   In the event we should experience a change in control, each outstanding option under the discretionary option grant program will be assumable by the successor corporation, and our outstanding repurchase rights with respect to any unvested shares issued under the 2002 Plan will be assignable to that successor corporation. However, the plan administrator will have the discretionary authority to structure one or more options under the discretionary option grant program so that those options will automatically accelerate in whole or in part upon a change in control and may also structure one or more repurchase rights so that those rights will terminate in whole or in part, and the shares subject to those terminated rights will vest, upon the change in control. Alternatively, the plan administrator may structure one or more options under the discretionary option grant program so that those options will become exercisable for all the option shares in the event the optionee's service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options do not otherwise accelerate. The vesting of outstanding shares under the stock issuance program may also be structured to accelerate upon similar terms and conditions.

   The shares subject to each option under the salary investment or automatic option grant program will immediately become fully vested and exercisable upon any change in control transaction.

   A change in control generally will be deemed to occur in the event (i) we are acquired by merger or asset sale, (ii) there is a change in ownership of more than 50% of our outstanding voting stock, (iii) there is a change in the majority of our board without the approval of the incumbent directors or their approved successors or (iv) any person or group becomes the beneficial owner of more than 30% of our outstanding voting stock. The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

Stockholder Rights and Option Transferability

   No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following the optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2002 Plan so that those options will be transferable during the optionee's lifetime to one or more members of the optionee's family or to a trust established for one or more such family members or to the optionee's former spouse, to the extent such transfer is in connection with the optionee's estate or pursuant to a domestic relations order.

Changes in Capitalization

   In the event any change is made to the outstanding shares of our common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2002 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 2002 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the automatic option grant program to new and continuing non-employee board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2002 Plan or the outstanding options thereunder.

Financial Assistance

   The plan administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the discretionary option grant program or the purchase of shares under the stock issuance program through full-recourse, interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of those shares.

Withholding of Shares

   The plan administrator may provide one or more holders of options or unvested share issuances under the 2002 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the grant or exercise of those options or the issuance or vesting of those shares. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.

Amendment and Termination

   The board may amend or modify the 2002 Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the board, the 2002 Plan will terminate on the earliest of (i) March 15, 2012, (ii) the date on which all shares available for issuance under the 2002 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a change in control.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants

   Options granted under the discretionary option grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. All options granted under the salary investment and automatic option grant programs will be non-statutory options. The Federal income tax treatment for the two types of options differs as follows:

   Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

   If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

   Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

   We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Direct Stock Issuances

   The tax principles applicable to direct stock issuances under the 2002 Plan will be substantially the same as those summarized above for the exercise of unvested, non-statutory options, if the shares are not vested. If the shares are vested, the recipient of the shares will recognize taxable income upon receipt of the shares in the amount equal to the fair market value of the shares at the time of receipt, less any amount (if any) paid for the shares.

Deductibility of Executive Compensation

   We anticipate that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by us without limitation under Code Section 162(m).

Accounting Treatment

   We do not expect that option grants under the discretionary option grant and automatic option grant programs will result in any direct charge to our reported earnings, however we may incur a compensation expense if the plan administrator extends or modifies the terms of the original option grant. Additionally, the fair value of those options is required to be disclosed in the notes to our financial statements, and we must also disclose, in footnotes to our financial statements, the pro-forma impact those options would have upon our reported earnings if the fair value of those options at the time of grant are recognized as a compensation expense. Option grants made under the salary investment option grant program will result in a direct charge to our reported earnings equal to the excess of the fair market value of the option shares on the grant date over the exercise price payable for those shares, and that compensation expense will have to be amortized over the twelve-month vesting schedule in effect for the option. However, we would incur that same compensation expense if, in lieu of the salary investment option grant, we would pay the optionee his or her full salary prior to any reduction of that salary under the program.

   Option grants made to non-employee consultants under the 2002 Plan will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on each balance sheet date and ultimately the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

   The number of outstanding options, whether granted with exercise prices at or below fair market value, will be a factor in determining our earnings per share on a diluted basis based upon the treasury method.

Vote Required

   The affirmative vote of at least a majority of the shares of our common stock present in person or by proxy at the annual meeting and entitled to vote is required for approval of the 2002 Plan. Should such stockholder approval not be obtained, then the 2002 Plan will not be implemented. Our pre-existing option plans will, however, continue in effect, and option grants and stock issuances may continue to be made under those option plans until all the shares of common stock available for issuance under those plans have been issued or until such plans expire.

                                RECOMMENDATION

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                   APPROVAL OF THE 2002 STOCK INCENTIVE PLAN

                                PROPOSAL NO. 3

        APPROVAL OF AMENDMENT TO OUR 1999 EMPLOYEE STOCK PURCHASE PLAN

PLAN OVERVIEW

   Our 1999 Employee Stock Purchase Plan ("Purchase Plan") is intended to provide our employees with an opportunity to purchase shares of our common stock through payroll deductions. The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. We believe that our ability to provide our employees with an opportunity to purchase our common stock through the Purchase Plan is an important factor in attracting, retaining and motivating employees in a competitive marketplace.

PROPOSED AMENDMENT

   To ensure that we will continue to have a sufficient number of shares available to provide employees with a stock purchase opportunity, our board of directors unanimously adopted an amendment to our Purchase Plan on March 31, 2002, subject to approval by our stockholders, to increase the number of shares of our common stock authorized for issuance under our Purchase Plan by 900,000 shares, from 1,300,000 shares to 2,200,000 shares. We are seeking stockholder approval of this amendment.

   As of February 28, 2002, there were 459,061 shares of our common stock available for issuance under our Purchase Plan, not including the shares subject to this proposal. Our board believes that this number will not be sufficient to meet our anticipated needs.

DESCRIPTION OF 1999 EMPLOYEE STOCK PURCHASE PLAN

   The following summary of the material features of our Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the specific language of our Purchase Plan. A copy of our Purchase Plan is available to any of our stockholders upon written request to our Corporate Secretary at our corporate headquarters.

General

   Each participant in our Purchase Plan is granted at the beginning of each offering period under the Purchase Plan the right to purchase through accumulated payroll deductions up to a number of shares of our common stock (a "Purchase Right") determined on the first day of the offering. A participant may contribute up to amounts equal to 15% of his or her cash compensation for the offering period, subject to certain limitations on the maximum number of shares purchasable per purchase date. The Purchase Plan shares may be purchased by participants at prices not less than 85% of the lower of the fair market value of the common stock at the beginning of the offering period and the fair market value on the purchase date. The Purchase Right is automatically exercised on each purchase date during the offering, unless the participant has either withdrawn from participation in our Purchase Plan or terminated employee status prior to such purchase date.

Shares Authorized

   Our stockholders have previously authorized the issuance of 1,300,000 shares of our common stock under our Purchase Plan. If this proposal is approved by our stockholders, the maximum aggregate number of shares of our common stock that could be issued under our Purchase Plan will be increased to 2,200,000 shares, of which approximately 840,939 shares have already been purchased and issued since the inception of the Purchase Plan, including 439,244 shares which were purchased during the year ended December 31, 2001. Appropriate adjustments will be made to the shares issuable under our Purchase Plan and to the shares subject to outstanding Purchase Rights and the purchase price per share, in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in our capital structure, or in the event of any merger, sale of assets or other reorganization of Borland. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

Plan Administration

   Our Purchase Plan is administered by the organization and compensation committee of our board (the "Compensation Committee"). Subject to our Purchase Plan's provisions, the Compensation Committee determines the terms and conditions of Purchase Rights granted under our Purchase Plan. The Compensation Committee or the board interprets the Purchase Plan and Purchase Rights granted under the Purchase Plan, and all of its determinations are final and binding. With certain limitations, our Purchase Plan provides for indemnification of any director, officer or employee against all liabilities, judgments and reasonable expenses, including attorneys' fees, incurred in any legal action arising from that person's actions in administering our Purchase Plan.

Eligibility

   Any of our employees or any employees of any of our present or future parent or subsidiary corporations designated by the Compensation Committee for inclusion in our Purchase Plan is eligible to participate in an offering under our Purchase Plan so long as the employee is customarily employed for at least 20 hours per week and more than five months in any calendar year, provided, however, that certain of our employees in foreign countries may not be eligible. However, no employee who owns or holds options to purchase, or who, as a result of participation in our Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of our stock or the stock of any of our parent or subsidiary corporations is eligible to participate in our Purchase Plan. As of February 28, 2002, approximately 1043 of our employees, including six executive officers, were eligible to participate in our Purchase Plan.

Offerings

   Our Purchase Plan is implemented through two series of offerings, the terms of which we refer to as "Offering Periods." A twelve-month "Annual Offering Period" will generally begin on or about December 1 of each year and a six-month "Half-Year Offering Period" will generally begin on or about June 1 of each year. An employee may not participate simultaneously in more than one offering. Generally, each Annual Offering Period is comprised of two six-month "Purchase Periods" ending on or about the last day of May and November of each year, while each Half-Year Offering Period is comprised of a single Purchase Period. However, the Compensation Committee may establish a different term for one or more offerings or different commencement or ending dates for any Offering Period or Purchase Period.

Participation and Purchase of Shares

   Participation in an offering under our Purchase Plan is limited to our eligible employees who authorize payroll deductions prior to the first day of an Offering Period. The first day of an Offering Period is known as the "Offering Date." Payroll deductions may not exceed 15% (or such other rate as our board determines) of an employee's cash compensation on each pay day during the Offering Period. The Purchase Plan shares may be purchased by participants at 85% of the lower of the fair market value of the common stock at the beginning of the offering period and the fair market value on the purchase date. An employee who becomes a participant in our Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from our Purchase Plan, becomes ineligible to participate or terminates employment.

   Subject to certain limitations, each participant in an offering is granted a Purchase Right for up to a number of whole shares determined by multiplying the number of months in the Offering Period by $2083.33, then dividing that number by the fair market value of a share of our common stock on the Offering Date. However, the maximum number of shares a participant may purchase in any Offering Period is equal to 208.33 multiplied by the number of months in the Offering Period. Accordingly, for an Annual Offering Period, the participant may not purchase more than 2,500 shares, and for a Half-Year Offering Period, the participant may not purchase more than 1,250 shares. As a further limitation, no participant may purchase shares of common stock under the Purchase Plan or any other employee stock purchase plan of Borland (or any parent or subsidiary of Borland) at a rate in excess of $25,000 worth of common stock (measured by the fair market value of the common stock on the first day of the Offering Period) for each calendar year his or her Purchase Right is outstanding at any time. Purchase Rights are nontransferable and may only be exercised by the participant.

   Subject to any uniform limitations or notice requirements imposed by us, a participant may increase (up to the 15% maximum) or decrease his or her rate of payroll deductions or withdraw from our Purchase Plan at any time during an offering. Upon withdrawal or upon the participant's termination of employment, we will refund, without interest, the participant's accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an offering, that participant may not again participate in the same offering.

   If the fair market value of a share of our common stock on the Offering Date of the current Annual Offering Period in which our employees are participating is greater than the fair market value on the Offering Date of a concurrent Half-Year Offering Period, then, unless a participant elects otherwise, each participant will be automatically withdrawn from the current Annual Offering Period after the first six-month Purchase Period and enrolled in the new Half-Year Offering Period.

   On the last day of each Purchase Period (the "Purchase Date"), we issue to each participant in the offering the number of shares of our common stock determined by dividing the amount of payroll deductions accumulated for the participant during the Purchase Period by the purchase price, limited in any case by the maximum number of shares which the participant may purchase for that offering. The price at which shares are sold under our Purchase Plan is established by the Compensation Committee, but in no event may be less than 85% of the lower of the fair market value per share of common stock on the Offering Date or on the Purchase Date. The fair market value of our common stock on any relevant date generally will be the closing price per share as reported on The Nasdaq Stock Market. The closing price of our common stock on The Nasdaq Stock Market on March 28, 2002, the most recent practicable date prior to the printing of this proxy statement, was $13.01.

   Any payroll deductions under our Purchase Plan not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next Purchase Period or Offering Period, as the case may be.

Change in Control

   In the event of a merger of Borland into another corporation or another "change in control" transaction as described in our Purchase Plan, the surviving corporation or its parent may assume Borland's rights and obligations under our Purchase Plan. However, if such corporation does not assume the outstanding Purchase Rights, our board may elect to accelerate the purchase date to a date before the change in control. Any Purchase Rights not assumed or exercised prior to the change in control will generally terminate.

Termination or Amendment

   Our Purchase Plan will continue until terminated by our board or until all of the shares reserved for issuance under our Purchase Plan have been issued. Our board may at any time amend or terminate our Purchase Plan, except that the approval of our stockholders is required within twelve months of the adoption of any amendment (1) increasing the number of shares authorized for issuance under our Purchase Plan, or (2) changing the definition of the corporations which our board may designate as corporations whose employees may participate in our Purchase Plan.

Accounting Treatment

   The issuance of common stock under the Purchase Plan will not result in a compensation expense chargeable against our reported earnings. However, we must disclose, in pro-forma statements to our financial statements, the impact the purchase rights granted under the Purchase Plan would have upon our reported earnings were the value of those purchase rights treated as compensation expense.

   We must have a sufficient number of shares approved for issuance under the Purchase Plan at the beginning of each Offering Period. If additional shares need to be authorized during an Offering Period, this may result in a compensation charge to our earnings. The potential charge is calculated based on the excess of the fair market value of our common stock on the date the share increase is approved and the purchase price at that beginning of the Offering Period.

Stock Issuances

   The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of common stock purchased under the Purchase Plan from the inception of the plan through and the most recent November 30, 2001 purchase date.

                                                                   Number of
                                                                   Purchased
   Name                                                             Shares
   ----                                                            ---------
   Dale L. Fuller.................................................    2,500
   Frederick A. Ball..............................................        0
   Douglas W. Barre...............................................        0
   Keith E. Gottfried.............................................        0
   Edward M. Shelton..............................................        0
   All non-employee directors as a group (5 persons)..............        0
   All executive officers as a group (6 persons)..................    2,500
   All employees, including current officers who are not executive officers as a group (385 persons)............................  665,246

FEDERAL INCOME TAX INFORMATION

   The Purchase Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to Borland, upon either the grant or the exercise of the Purchase Rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

   If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start of the offering period in which such shares are acquired or within one (1) year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and Borland will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

   If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which the shares are acquired or more than one (1) year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. Borland will not be entitled to an income tax deduction with respect to such disposition.

   If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the Offering Period in which those shares were acquired will constitute ordinary income in the year of death.

NEW PLAN BENEFITS

   Benefits obtained by our employees under our Purchase Plan will depend on our employees' individual elections to participate and the fair market value of our common stock at various future dates. Accordingly, it is not possible to determine the benefits that will be received by our executive officers and our other employees under the Purchase Plan. As of February 28, 2002, no shares had been issued under the Purchase Plan on the basis of the 900,000-share increase subject to this proposal.

STOCKHOLDER APPROVAL

   The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the annual meeting is required to approve the share increase to the Purchase Plan. Should such stockholder approval not be obtained, then the maximum number of shares of common stock that may be issued over the term of the Purchase Plan will remain at the level of 1,300,000 shares, and the 900,000-share increase will not be implemented. However, the Purchase Plan will continue to remain in effect, and stock purchases may continue to be made pursuant to the provisions of the Purchase Plan until the available reserve of common stock under the Purchase Plan is issued.

                                RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO
                    THE 1999 EMPLOYEE STOCK PURCHASE PLAN.

                                PROPOSAL NO. 4

            RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP
                        AS OUR INDEPENDENT ACCOUNTANTS

   Subject to stockholder ratification, our board, acting upon the recommendation of the audit committee, has selected PricewaterhouseCoopers LLP as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has audited our consolidated financial statements since the fiscal period ended March 31, 1987. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so. In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers LLP, the board of directors will reconsider its selection.

Independent Accountant's Fees

   For the fiscal year ended December 31, 2001, the total fees paid to our independent accountants, PricewaterhouseCoopers, LLP, were as follows:

   Audit Fee. For professional services rendered by PricewaterhouseCoopers LLP for the audit of Borland's annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in Borland's Forms 10-Q for that fiscal year, Borland was billed aggregate fees of $525,094.

   Financial Information Systems Design and Implementation Fees. For the year ended December 31, 2001, PricewaterhouseCoopers LLP did not render professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

   All Other Fees. For the year ended December 31, 2001, for all other services rendered by PricewaterhouseCoopers LLP, Borland was billed aggregate fees of $104,879. This amount includes audit-related services provided in connection with statutory audits of foreign subsidiaries as well as income tax compliance and related tax services.

New Auditor Policy

   On February 28, 2002, we adopted a new auditor policy that prohibits our outside accountants from performing non-financial consulting services for Borland. We can still continue to use PricewaterhouseCoopers LLC to perform services for us in such areas as audits of statutory filings of foreign subsidiaries, acquisition due diligence, 401-K plan audits, reviews of SEC filings and registrations and tax compliance and planning. The audit committee will continue its current practice of reviewing the non-audit services to be performed by PricewaterhouseCoopers LLC to ensure that the work does not compromise their independence in performing their audit services.

                                RECOMMENDATION

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    "FOR" RATIFICATION OF THE SELECTION OF
          PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS.

                              EXECUTIVE OFFICERS

   Our executive officers are appointed annually by our board and serve at the discretion of our board. Set forth below is information regarding our current executive officers:

Name               Position                                                           Age
----               --------                                                           ---
Dale L. Fuller (1) President and Chief Executive Officer                              43
Frederick A. Ball  Executive Vice President and Chief Financial Officer               39
Douglas W. Barre   Senior Vice President and Chief Operating Officer                  57
Keith E. Gottfried Senior Vice President--Law and Corporate Affairs, General
                     Counsel, Corporate Secretary and Chief Legal Officer             35
Edward M. Shelton  Senior Vice President--Business Development and Chief Strategy
                     Officer                                                          35
Roger A. Barney    Senior Vice President--Corporate Services and Chief Administrative
                     Officer                                                          62

--------
(1) Mr. Fuller's biographical information is provided above as a director.

Frederick A. Ball

   Mr. Ball joined Borland in September 1999 as Senior Vice President and Chief Financial Officer. In June 2001, Mr. Ball was promoted to Executive Vice President and Chief Financial Officer. Prior to joining Borland, Mr. Ball served as the Vice President of Mergers and Acquisitions for KLA-Tencor Corporation, the world's leading supplier of process control and yield management solutions for the semiconductor industry, since June 1999. Prior to his position in the M&A department at KLA-Tencor Corporation, Mr. Ball was the Vice President of Finance for KLA-Tencor Corporation following the merger with Tencor Instruments in 1997. Mr. Ball joined Tencor Instruments as Corporate Controller in March 1995 and was promoted to Corporate Vice President and appointed Corporate Secretary in January of 1996. Mr. Ball was employed with PricewaterhouseCoopers LLP from September 1984 to March 1995.

Douglas W. Barre

   Mr. Barre joined Borland in May 2000 as Senior Vice President and Chief Operating Officer. Prior to joining Borland, Mr. Barre was Senior Vice President of Enterprise Software at Compuware Corporation since April 1997, and prior to that position served as Vice President and General Manager of Compuware Corporation's European Operations since October 1995. Prior to Compuware Corporation, Mr. Barre was Vice President of Business Transformation and Chief Information Officer of Bell Mobility, since April 1994. Mr. Barre has also held senior management positions at AT&T/Cantel, Imperial Oil Ltd. and Texaco Canada Inc.

Keith E. Gottfried

   Mr. Gottfried joined Borland in June 2000, and currently serves as Senior Vice President-Law and Corporate Affairs, General Counsel, Corporate Secretary and Chief Legal Officer. Prior to joining Borland, Mr. Gottfried was a corporate attorney in the New York office of the law firm Skadden, Arps, Slate, Meagher & Flom LLP where he advised public and private companies on mergers and acquisitions, joint ventures, federal securities registrations and compliance, and general corporate matters. Mr. Gottfried holds a law degree, cum laude, from Boston University's School of Law where he was named an Edward F. Hennessey Distinguished Scholar of Law and a G. Joseph Tauro Scholar of Law, an M.B.A. with high honors from Boston University's Graduate School of Management, and a Bachelor of Science in Economics (concentrated in Accounting) from the University of Pennsylvania's Wharton School. Mr. Gottfried is also a Certified Public Accountant and, prior to attending law school, was employed as an accountant and auditor with the accounting firm of Arthur Young & Company, a predecessor firm to Ernst & Young LLP. Mr. Gottfried is admitted to the practice of law by the state bars of California, New York, Pennsylvania, New Jersey and Massachusetts. Mr. Gottfried is a member of the Board of Directors of the Business Software Alliance, a trade association of leading software companies.

Edward M. Shelton

   Mr. Shelton joined Borland in May 2000 as Senior Vice President-Business Development and Chief Strategy Officer. Prior to joining Borland, Mr. Shelton was Chief Executive Officer and co-founder of drspock.com, Inc., a parenting web site, since August 1999. Prior to drspock.com, Inc., he was Chief Executive Officer of Neta 4, Ltd., an e-commerce technology company, since February 1999. Mr. Shelton has also held senior management positions at WhoWhere? Inc., a leading Internet site which was sold to Lycos in 1998 (from December 1996 to November 1998), CMP Media, a high-tech media company (from March 1996 to December 1996), and IT Solutions, Inc., a systems integrator (from January 1990 to March 1996).

Roger A. Barney

   Mr. Barney joined Borland in June 2000 as Senior Vice President--Corporate Services and Chief Administrative Officer. Prior to joining Borland, Mr. Barney served as the Senior Vice President--Corporate Services for Network Equipment Technologies, Inc. (NET), a worldwide supplier of multi-service wide area networks, since 1985. Prior to his position at NET, Mr. Barney spent several years as a management consultant for Roger A. Barney & Associates, where he helped companies solve business issues ranging from real estate and insurance to human resources. Prior to Roger A. Barney & Associates, Mr. Barney served as president and co-owner of Peter James Coffee Ltd., a wholesale gourmet coffee business. Mr. Barney holds a Bachelor of Science in business administration from Shepherd College in Shepherdstown, West Virginia.

                        EXECUTIVE OFFICER COMPENSATION

   The following table shows information about the compensation received by our Chief Executive Officer and our four other most highly compensated executive officers who were serving in such capacities on December 31, 2001, which is the last day of our most recently completed fiscal year. As used in this proxy statement, the term "Named Executive Officers" means all persons identified in the Summary Compensation Table.

                          SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                                                           Compensation
                                                      Annual Compensation(1)                  Awards
                                         ---------------------------------------------     ------------
                                                                                Other       Securities
                                                                               Annual       Underlying     All Other
Name and Principal Position              Year     Salary($)    Bonus($)    Compensation($)  Options(#)  Compensation($)
---------------------------              ----     ---------    --------    --------------- ------------ ---------------
Dale L. Fuller.......................... 2001      600,000     600,000              --             --        5,580(2,3)
 President and Chief Executive SOfficer  2000      900,000(4)  300,000              --      1,000,000          200(5)
                                         1999(6)         1          --              --      1,000,000           --

Frederick A. Ball....................... 2001      350,000     121,003              --        100,000        5,532(7,8)
 Executive Vice President and Chief      2000      342,308(9)  331,738(10)          --        150,000        2,127(11,12)
 Financial Officer                       1999(13)   80,769      67,000              --        500,000          108(5)

Douglas W. Barre........................ 2001      350,000      76,505              --        100,000        7,331(14,15,16)
 Senior Vice President and Chief         2000(17)  215,385(18)  28,175         123,771(19)    375,000        1,204(5)
 Operating Officer                       1999           --          --              --             --           --

Keith E. Gottfried...................... 2001      300,000      71,015              --        100,000       37,819(20,21,22,23)
 Senior Vice President--Law and          2000(24)  167,308(25)  24,150          24,428(19)    375,000          224(5)
 Corporate Affairs, General Counsel,     1999           --          --              --             --           --
 Corporate Secretary and Chief Legal
 Officer

Edward M. Shelton....................... 2001      250,000      53,888              --        100,000          782(26,27)
 Senior Vice President--Business         2000(28)  158,654(29)  17,000              --        250,000          256(5)
 Development and Chief Strategy          1999           --          --              --             --           --
 Officer

--------
 (1) For 1999, annual compensation is based upon amounts paid to Named
     Executive Officers in such year. For 2000, annual compensation is based upon amounts paid to Named Executive Officers in such year, as well as certain amounts earned in 2000 and paid in 2001. For 2001, annual compensation is based upon all amounts earned in 2001, regardless of when paid.
 (2) Includes employer-matching contributions to the 401(k) Plan in the amount of $5,100.
 (3) Includes group term life insurance premiums paid by Borland in the amount of $480.
 (4) Includes $11,538 earned in 2000 but paid in 2001. Such amount was not included as 2000 compensation in the 2001 proxy statement.
 (5) Consists of group term life insurance premiums paid by Borland.
 (6) Mr. Fuller's employment began on April 9, 1999. The amount shown for 1999 was paid in respect of service between April 9, 1999 and December 31, 1999.
 (7) Includes employer-matching contributions to the 401(k) Plan in the amount of $5,100.
 (8) Includes group term life insurance premiums paid by Borland in the amount of $432.
 (9) Includes $6,731 earned in 2000 but paid in 2001. Such amount was not included as 2000 compensation in the 2001 proxy statement.
(10) Includes $20,563 earned in 2000 but paid in 2001. Such amount was not included as 2000 compensation in the 2001 proxy statement.
(11) Includes employer-matching contributions to the 401(k) Plan in the amount of $1,731.
(12) Includes group term life insurance premiums paid by Borland in the amount of $396.
(13) Mr. Ball's employment began on September 28, 1999. The amounts shown for 1999 were paid in respect of service between September 28, 1999 and December 31, 1999.
(14) Includes employer-matching contributions to the 401(k) Plan in the amount of $5,100.
(15) Includes group term life insurance premiums paid by Borland in the amount of $2,064.
(16) Includes relocation expenses of $167.
(17) Mr. Barre's employment began on May 22, 2000. The amounts shown for 2000 were paid in respect of service between May 22, 2000 and December 31, 2000.
(18) Includes $6,731 earned in 2000 but paid in 2001. Such amount was not included as 2000 compensation in the 2001 proxy statement.
(19) Consists of a housing allowance and/or relocation expenses.
(20) Includes employer-matching contributions to the 401(k) Plan in the amount of $5,100.
(21) Includes group term life insurance premiums paid by Borland in the amount of $432.
(22) Includes relocation expenses of $26,529.
(23) Includes housing allowance of $5,758.
(24) Mr. Gottfried's employment began on June 12, 2000. The amounts shown for 2000 were paid in respect of service between June 12, 2000 and December
     31, 2000.
(25) Includes $5,769 earned in 2000 but paid in 2001. Such amount was not included as 2000 compensation in the 2001 proxy statement.
(26) Includes group term life insurance premiums paid by Borland in the amount of $432.
(27) Includes relocation expenses of $350.
(28) Mr. Shelton's employment began on May 15, 2000. The amounts shown for 2000 were paid in respect of service between May 15, 2000 and December 31, 2000.
(29) Includes $4,807 earned in 2000 but paid in 2001. Such amount was not included as 2000 compensation in the 2001 proxy statement.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table shows individual stock option grants made during the fiscal year ended December 31, 2001 to the Named Executive Officers and hypothetical gains for the stock options at the end of their respective ten
(10) year terms. In accordance with applicable requirements of the Securities and Exchange Commission, we have assumed annualized growth rates of the market price of our common stock over the exercise price of the stock option of five percent (5%) and ten percent (10%), running from the date the stock option was granted to the end of the stock option term. Actual gains, if any, on stock option exercises depend on the future performance of our common stock and overall market conditions and do not represent an estimate of future stock price growth.

                                                 Individual Grants (1)
                   ----------------------------------------------------------------------------------
                                     Percentage
                                      of Total                            Potential Realizable Value
                       Number of      Options                               at Assumed Annual Rates
                      Securities     Granted to                           of Stock Price Appreciation
                      Underlying     Employees   Exercise or                    for Option Term
                        Options      in Fiscal  Base Price per Expiration ---------------------------
Name               Granted (2)(3)(4)  Year (5)      Share       Date (6)       5%           10%
----               ----------------- ---------- -------------- ---------- -----------  -------------
Dale L. Fuller....           --          --              --          --            --             --
Frederick A. Ball.      100,000         2.1%       $14.8600     7/19/11   $934,537.00  $2,368,301.00
Douglas W. Barre..      100,000         2.1%       $14.8600     7/19/11   $934,537.00  $2,368,301.00
Keith E. Gottfried      100,000         2.1%       $14.8600     7/19/11   $934,537.00  $2,368,301.00
Edward M. Shelton.      100,000         2.1%       $14.8600     7/19/11   $934,537.00  $2,368,301.00

--------
(1) We did not grant any stock appreciation rights during the fiscal year ended December 31, 2001.
(2) All stock options granted during the year ended December 31, 2001 have an exercise price equal to the fair market value on the date of grant.
(3) Upon a change in control of Borland, the vesting of these stock options will be accelerated and the options will be exercisable in full.
(4) The stock options vest 25% one year from the date of grant and ratably over the next three years on a monthly basis.
(5) We granted stock options to purchase an aggregate of 4,688,553 shares to all employees and consultants, excluding non-employee directors, for the year ended December 31, 2001.
(6) Stock options may terminate before their expiration date upon the termination of optionee's status as an employee or consultant or upon the optionee's death or disability.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END STOCK OPTION VALUES

   The following table shows all stock options exercised by the Named Executive Officers for the fiscal year ended December 31, 2001. The "Value Realized" column reflects the difference between the market value of the underlying securities and the exercise price of the stock options on the actual exercise date. The "Value of Unexercised In-The-Money Options" column reflects the difference between the market value at the end of the fiscal year and the exercise price of in-the-money stock options.

                                             Number of Securities       Value of Unexercised
                                            Underlying Unexercised     In-The-Money Options at
                     Shares                   Options at Year End             FY End(1)
                    Acquired     Value    --------------------------- -------------------------
Name               on Exercise  Realized  Exercisable   Unexercisable Exercisable Unexercisable
----               ----------- ---------- -----------   ------------- ----------- -------------
Dale L. Fuller....   165,842   $1,693,550  1,634,158(2)         --    $17,760,891  $       --
Frederick A. Ball.    75,000   $  761,230    243,750       431,250    $ 2,778,249  $3,763,268
Douglas W. Barre..    37,500   $  301,889     98,242       339,258    $   991,999  $2,495,908
Keith E. Gottfried   132,813   $  984,067      7,812       334,375    $    78,882  $2,446,602
Edward M. Shelton.    20,000   $  154,315     81,848       248,152    $   803,436  $1,534,290

--------
(1) Market value of underlying securities at fiscal year end is based on the closing price of common stock on December 31, 2001 on The Nasdaq Stock Market of $15.66, minus the exercise price.

(2) Certain shares are subject to a repurchase right as described below. On December 29, 2000, the Compensation Committee granted to Mr. Fuller a stock option to purchase 1,000,000 shares of our common stock at an exercise price of $5.5312 per share under our 1997 Stock Option Plan. The option vests ratably on a daily basis over a two-year term from the date of grant. The option is immediately exercisable, but shares purchased by Mr. Fuller in respect of any unvested portion of the option will be held in escrow and are subject to our right of repurchase at the exercise price if he is terminated for "cause" or if he terminates his employment other than by reason of a "constructive termination" (as such terms are defined in the employment agreement). This right of repurchase lapses ratably on a daily basis over a two-year term from the date of grant while Mr. Fuller remains our employee. However, if we terminate Mr. Fuller's employment other than for cause or if Mr. Fuller terminates his employment upon a constructive termination of his employment, all the unvested options vest and our right of repurchase lapses.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                        CHANGE IN CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACTS

Dale L. Fuller

   We are a party to an employment agreement with Dale L. Fuller, dated as of December 29, 2000, pursuant to which Mr. Fuller has agreed to serve as our President and Chief Executive Officer at a base salary of $600,000 per year. Under Mr. Fuller's employment agreement, Mr. Fuller will, subject to the attainment of objectives previously set by the Compensation Committee and agreed to by Mr. Fuller, receive a monthly bonus equal to one-twelfth of the annual base salary in effect for the month in respect of which the bonus is payable. If we terminate Mr. Fuller's employment other than for "cause," or if Mr. Fuller terminates his employment upon a "constructive termination" of his employment (as such terms are defined in his employment agreement) Mr. Fuller is entitled to a severance payment equal to the sum of his annual base salary and annualized bonus.

   The employment agreement also provides for Mr. Fuller to be paid a "gross-up" payment if any benefit or payment to be received by Mr. Fuller from us is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code. The gross-up payment will offset fully the effect of any excise tax imposed on any "excess parachute payment" Mr. Fuller may receive. In general, Section 4999 of the Internal Revenue Code imposes an excise tax on the recipient of any excess parachute payment equal to 20% of such payment. However, the Internal Revenue Code provides a "safe harbor" from the excise tax if an employee does not receive parachute payments with a value in excess of
2.99 times the employee's base amount. An employee's base amount is the average taxable compensation received by the employee from his employer over the five taxable years (or the entire period of employment, if less) preceding the year in which a change in control occurs. A parachute payment is any payment or benefit which is contingent on a change in control.

Frederick A. Ball

   We are a party to an employment agreement with Frederick A. Ball, dated September 16, 1999, as modified by letter agreements dated May 30, 2000 and December 17, 2001. Mr. Ball serves as our Executive Vice President and Chief Financial Officer. Effective as of May 22, 2000, Mr. Ball's base salary was increased from $300,000 to $350,000 per year. Under Mr. Ball's employment agreement, as modified, Mr. Ball is eligible to receive an annual bonus of up to seventy percent of his base salary. Bonus criteria for executives are discussed under the "Organization and Compensation Committee Report on Executive Compensation." The agreement provides that all of the stock options granted to Mr. Ball under the agreement, to the extent not already vested and exercisable, shall become vested and exercisable upon a change in control of Borland. The employment agreement also entitles Mr. Ball to a severance payment in an amount equal to twelve months of his base salary if his employment is terminated by us without "cause" or by him upon a "constructive termination" of his employment (as such terms are defined in his employment agreement). On July 19, 2001, the Compensation

Committee granted to Mr. Ball a stock option to purchase 100,000 shares of our common stock at an exercise price of $14.86 under our 1997 Stock Option Plan. On the same date, the Compensation Committee granted Mr. Ball an additional bonus target amount as discussed under the "Organization and Compensation Committee Report on Executive Compensation."

   The employment agreement, as modified on December 17, 2001, also provides for Mr. Ball to be paid a "gross-up" payment if any benefit or payment to be received by Mr. Ball from us is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code. The gross-up payment will offset fully the effect of any excise tax imposed on any "excess parachute payment" Mr. Ball may receive. In general, Section 4999 of the Internal Revenue Code imposes an excise tax on the recipient of any excess parachute payment equal to 20% of such payment. However, the Internal Revenue Code provides a "safe harbor" from the excise tax if an employee does not receive parachute payments with a value in excess of 2.99 times the employee's base amount. An employee's base amount is the average taxable compensation received by the employee from his employer over the five taxable years (or the entire period of employment, if less) preceding the year in which a change in control occurs. A parachute payment is any payment or benefit which is contingent on a change in control.

Douglas W. Barre

   We are a party to an employment agreement with Douglas W. Barre, dated May 17, 2000, as modified by letter agreements dated September 11, 2000 and December 17, 2001. Mr. Barre serves as our Senior Vice President and Chief Operating Officer at a base salary of $350,000 per year. Under Mr. Barre's employment agreement, Mr. Barre is eligible to receive an annual bonus of up to fifty percent of his base salary. Bonus criteria for executives are discussed under the "Organization and Compensation Committee Report on Executive Compensation." The agreement provides that all of the stock options granted to Mr. Barre under the agreement, to the extent not already vested and exercisable, shall become vested and exercisable upon a change in control of Borland. The employment agreement also entitles Mr. Barre to a severance payment in an amount equal to six months of base salary and six months accelerated vesting of any unvested stock options if his employment is terminated by us without "cause" or by him upon a "constructive termination" of his employment (as such terms are defined in his employment agreement). On July 19, 2001, the Compensation Committee granted to Mr. Barre a stock option to purchase 100,000 shares of our common stock at an exercise price of $14.86 under our 1997 Stock Option Plan. On the same date, the Compensation Committee granted Mr. Barre an additional bonus target amount as discussed under the "Organization and Compensation Committee Report on Executive Compensation."

   The employment agreement, as modified on December 17, 2001, also provides for Mr. Barre to be paid a "gross-up" payment if any benefit or payment to be received by Mr. Barre from us is subject to the excise tax imposed under
Section 4999 of the Internal Revenue Code. The gross-up payment will offset fully the effect of any excise tax imposed on any "excess parachute payment" Mr. Barre may receive. In general, Section 4999 of the Internal Revenue Code imposes an excise tax on the recipient of any excess parachute payment equal to 20% of such payment. However, the Internal Revenue Code provides a "safe harbor" from the excise tax if an employee does not receive parachute payments with a value in excess of 2.99 times the employee's base amount. An employee's base amount is the average taxable compensation received by the employee from his employer over the five taxable years (or the entire period of employment, if less) preceding the year in which a change in control occurs. A parachute payment is any payment or benefit which is contingent on a change in control.

Keith E. Gottfried

   We are a party to an employment agreement with Keith E. Gottfried, dated May 18, 2000, as modified by letter agreements dated April 25, 2001 and December 17, 2001. Mr. Gottfried serves as our Senior Vice President--Law and Corporate Affairs, General Counsel, Corporate Secretary and Chief Legal Officer at a base salary of $300,000 per year. Under Mr. Gottfried's employment agreement, Mr. Gottfried is eligible to receive an annual bonus of up to fifty percent of his base salary. Bonus criteria for executives are discussed under the

"Organization and Compensation Committee Report on Executive Compensation." The agreement provides that all of the stock options granted to Mr. Gottfried under the agreement, to the extent not already vested and exercisable, shall become vested and exercisable upon a change in control of Borland. The employment agreement also entitles Mr. Gottfried to a severance payment in an amount equal to six months of his base salary and six months accelerated vesting of any unvested stock options if his employment is terminated by us without "cause" or by him upon a "constructive termination" of his employment (as such terms are defined in his employment agreement). On July 19, 2001, the Compensation Committee granted to Mr. Gottfried a stock option to purchase 100,000 shares of our common stock at an exercise price of $14.86 under our 1997 Stock Option Plan. On the same date, the Compensation Committee granted Mr. Gottfried an additional bonus target amount as discussed under the "Organization and Compensation Committee Report on Executive Compensation."

   The employment agreement, as modified on December 17, 2001, also provides for Mr. Gottfried to be paid a "gross-up" payment if any benefit or payment to be received by Mr. Gottfried from us is subject to the excise tax imposed under
Section 4999 of the Internal Revenue Code. The gross-up payment will offset fully the effect of any excise tax imposed on any "excess parachute payment" Mr. Gottfried may receive. In general, Section 4999 of the Internal Revenue Code imposes an excise tax on the recipient of any excess parachute payment equal to 20% of such payment. However, the Internal Revenue Code provides a "safe harbor" from the excise tax if an employee does not receive parachute payments with a value in excess of 2.99 times the employee's base amount. An employee's base amount is the average taxable compensation received by the employee from his employer over the five taxable years (or the entire period of employment, if less) preceding the year in which a change in control occurs. A parachute payment is any payment or benefit which is contingent on a change in control.

Edward M. Shelton

   We are a party to an employment agreement with Edward M. Shelton, dated May 15, 2000. Mr. Shelton serves as our Senior Vice President-Business Development and Chief Strategy Officer at a base salary of $250,000 per year. Under Mr. Shelton's employment agreement, Mr. Shelton is eligible to receive an annual bonus of up to fifty percent of his base salary. Bonus criteria for executives are discussed under the "Organization and Compensation Committee Report on Executive Compensation." The agreement provides that all of the stock options granted to Mr. Shelton under the agreement, to the extent not already vested and exercisable, shall become vested and exercisable upon a change in control of Borland. The employment agreement also entitles Mr. Shelton to a severance payment in an amount equal to six months of his base salary and six months accelerated vesting of any unvested stock options if his employment is terminated by us without "cause" or by him upon a "constructive termination" of his employment (as such terms are defined in his employment agreement). On July 19, 2001, the Compensation Committee granted to Mr. Shelton a stock option to purchase 100,000 shares of our common stock at an exercise price of $14.86 under our 1997 Stock Option Plan. On the same date, the Compensation Committee granted Mr. Shelton an additional bonus target amount as discussed under the "Organization and Compensation Committee Report on Executive Compensation."

CHANGE IN CONTROL ARRANGEMENTS

   We are a party to a change in control agreement with each of Dale L. Fuller and Frederick A. Ball. Mr. Fuller entered into his change in control agreement when he became an executive officer in April 1999. Mr. Ball entered into his change in control agreement on May 31, 2000. Mr. Fuller's and Mr. Ball's agreements provide severance benefits in the event Mr. Fuller or Mr. Ball, as the case may be, are "involuntarily terminated" within one year following a change in control of Borland. An involuntary termination of employment includes a termination of an executive officer's employment without cause or by the executive officer upon a "constructive termination" of his employment (as such terms are referred to in his employment agreement).

   Upon a qualifying involuntary termination of employment after a change in control, each change in control agreement provides that the executive officer will be entitled to receive severance pay from us in a lump sum amount equal to the executive officer's annual base salary in effect at the time of the termination. In addition, we must continue an executive officer's existing health insurance coverage, or reimburse an executive officer for COBRA premiums paid by the executive officer if health coverage continuation is not permitted by law. The health coverage benefit will continue until the earlier of (1) the expiration of twelve months from the date of the termination of the executive officer's employment or (2) the date on which the executive officer commences new employment. The change in control agreements provide that, during the two-year period following a qualifying involuntary termination of employment, we shall retain a terminated executive officer as a consultant to provide services to us at our request for up to eight hours per week. For actually providing services, an executive officer will be entitled to a payment of $1,000 per day and reasonable out-of-pocket expenses. In order to receive severance pay, each executive officer must release us from certain claims and liabilities, including claims and liabilities arising under his employment agreement.

   Each change in control agreement also provides that unvested stock options to purchase shares of our stock held by an executive officer would vest and become exercisable upon a change in control of Borland.

                ORGANIZATION AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

   The following is the report of the organization and compensation committee (the "Compensation Committee") of the board of directors, describing compensation policy, practice and philosophy, specifically regarding Borland's executive officers. We, the members of the Compensation Committee of the board of directors are presenting this report which provides an overview of compensation paid to executive officers for the fiscal year ended December 31, 2001.

   The Compensation Committee is solely comprised of non-employee directors. The Compensation Committee currently consists of William F. Miller (Chairman), William K. Hooper and Robert Dickerson. Robert H. Kohn left the committee in May 2001. Mr. Dickerson and Mr. Hooper joined the Compensation Committee in May 2001. The information contained in this report shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Borland specifically incorporates it by reference into such filing.

   Acting on the behalf of the board of directors, the Compensation Committee's responsibilities include the following:

   . approving the salaries and other compensation of executive officers and other key employees;

   .   approving the appointments of all executive officers;

   . administering our employee incentive plans, and making grants of stock options and other awards;

   . advising the board on Borland's compensation, incentive compensation and employee benefit plans; and

   .   advising the board on non-employee director compensation.

Compensation Philosophy

   The Compensation Committee believes that the compensation of the executive officers and other key Borland employees should be linked to performance and the creation of long-term stockholder value. In line with the philosophy of creating stockholder value, a significant portion of executive and key employee pay is tied to success in meeting performance goals and appreciation in the market price of Borland's common stock. Consistent with this philosophy, our compensation programs include a combination of salary, at-risk incentives and stock options designed to retain, reward and motivate talent within Borland.

   The goal of the Compensation Committee is to align compensation packages with the long-term interests of Borland's stockholders. In structuring compensation, the Compensation Committee has been particularly mindful of several key issues. The Compensation Committee has had to address the difficulty of attracting new talent considering the financial performance of Borland in previous years. The Compensation Committee has also had to face an extremely competitive environment for attracting senior level management in the technology sector in general, compounded by the difficulty of recruiting in the Scotts Valley area. In addition, the Compensation Committee has had to counter the efforts that have been made by our competitors to lure away management and other key personnel. The Compensation Committee believes it is critical to Borland's long-term prospects to establish compensation programs that attract and retain those with the talent, skill and experience necessary for Borland to realize its strategic objectives.

Base Salary

   The base salary of our executive officers is individually negotiated at the time each officer joins us or assumes his/her position. The Compensation Committee reviews each executive officer's base salary annually. During this review, the Compensation Committee considers individual performance, scope of responsibility, prior experience, breadth of knowledge and competitive pay practices. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. For comparative compensation purposes for the 2001 fiscal year, the Compensation Committee analyzed compensation data drawn from a nationally recognized survey of similarly-sized technology companies which the Compensation Committee believed would serve as a representative peer group. Cash compensation for the CEO and other executive officers was targeted to be above the median in our surveyed marketplace.

   In selecting companies to survey for such compensation purposes, the Compensation Committee considered many factors not directly associated with stock price performance, such as geographic location, industry and size (determined by number of employees and revenue). For this reason, there is not a meaningful correlation between the companies included within the peer group identified for comparative compensation purposes and the companies included within the NASDAQ Computer and Data Processing Index which the Company has selected as the industry index for purposes of the stock performance graph appearing later in this Proxy Statement.

Incentive Bonus

   Borland's bonus plans provide for cash awards to executive officers and key employees, as well as employees at all levels of the organization. The Compensation Committee believes that by providing performance incentive through at-risk pay, it directly aligns the focus of all employees with the long-term interests of our stockholders. The amount of at-risk pay is determined by the level, scope and responsibility of the position and the target bonus is set at a specified percentage of the individual's base salary for the year. Executive officers have a substantial portion of their total cash compensation at risk. Awards are based on both the achievement of specific goals set by Borland and the level of contribution made by these individuals. In calculating bonus awards, specific performance objectives are considered. These include Borland's attainment of financial objectives tied to operating income and revenue and the attainment of designated personal goals, necessary for the achievement of our short and long-term objectives. For the 2001 fiscal year, none of the corporate performance goals were attained, and the executive officers earned only a portion of their target bonus based on their attainment of their personal goals.

   To ensure that total compensation of our executive officers in 2001 was comparable to other companies that compete with us for executive talent, on July 19, 2001 the Compensation Committee approved one-time bonus targets for certain executive officers that are in addition to the bonus targets described under "Employment Contracts." The additional bonus targets applied only to the third and fourth Quarters of Fiscal 2001, with 50% of each target applying to each quarter respectively. Mr. Ball and Mr. Barney each received an additional $50,000 bonus target. Mr. Gottfried, Mr. Barre and Mr. Shelton each received an additional $25,000 bonus target. Awards of these bonuses were dependent upon achievement of the same goals as provided for in the other at-risk bonus amounts discussed above.

Equity Compensation

   The purpose of our equity compensation plans is to provide employees with an opportunity to participate, along with stockholders, in the long-term performance of Borland. Our existing stock option plans and our proposed 2002 Stock Incentive Plan enable us to link compensation to our long-term performance. The Compensation Committee makes periodic grants of stock options to eligible employees. Frequently this occurs upon commencement of employment or following a significant change in job responsibilities. Employee stock options usually vest over four years and expire ten years from the date of grant. The exercise price of options is normally 100% of fair market value of the underlying stock on the date of grant. Accordingly, the options will provide a return to the executive officer only if he or she remains employed by Borland during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term. In awarding stock options, the Compensation Committee considers individual performance, the employee's overall contribution, issues of talent retention, the competitive market place, the number of unvested stock options already held by the individual and the total number of stock options to be awarded.

CEO Compensation

   Effective December 29, 2000, as described in "Employment Contracts," Borland entered into a formal employment agreement with Mr. Fuller, Borland's President and Chief Executive Officer. Pursuant to this agreement, through December 31, 2001, Mr. Fuller received a base salary of $50,000 per month, plus a bonus of 100% of such base salary. Mr. Fuller's bonus was entirely dependent upon his attainment of the performance goals we designated for him for the 2001 fiscal year and was paid on the basis of our evaluation of his performance.

   Mr. Fuller continues to demonstrate highly effective leadership in his capacity as our President and CEO. Since assuming this role, Borland's renewed business focus is represented by its continuing profitability and expanding acceptance of its product lines. Mr. Fuller has assembled a strong senior level management team, which provides the strategic guidance for our future initiatives, in addition to driving operation execution of our business plan.

   The criteria we use to determine Mr. Fuller's compensation are based on performance and the marketplace. Mr. Fuller has repeatedly demonstrated the leadership necessary to build Borland's business while increasing shareholder value. This was accomplished in a year of market uncertainty and a general economic downturn. Further, a highly-performing CEO continues to be in demand, and through an aggressive pay-for-performance model Mr. Fuller is compensated accordingly. Mr. Fuller's compensation plan is based on rewarding his ongoing high performance through base salary, performance-based bonus and ongoing stock options.

Section 162(m)

   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based, because it is not tied to the attainment of performance milestones and not paid pursuant to a stockholder-approved plan. The non-performance based compensation paid to Borland's executive officers for the 2001 fiscal year did not exceed the $1 million limit per officer, except that the incentive bonus paid to the Chief Executive Officer pursuant to his employment agreement brought his total cash compensation for the 2001 fiscal year approximately $200,000 over that limit. It is not expected that the compensation to be paid to the Borland's executive officers for the 2002 fiscal year will exceed that limit, although it is possible that the cash compensation payable to the Chief Executive Officer for that year may exceed such limit if he attains his designated performance goals for the year.

   Because it is unlikely that the cash compensation payable to any of Borland's executive officers in the foreseeable future will approach the $1 million limit, other than with respect to the Chief Executive Officer, we have decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Borland's executive officers. We wish to retain the flexibility, where necessary to promote the incentive and retention goals mentioned above, to pay cash compensation which may not be deductible. However, we will reconsider this decision should the individual compensation of the other executive officers approach the $1 million level.

   The Discretionary Option Grant Program in effect under Borland's proposed 2002 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under that program or the sale of the shares purchased under those options will qualify as performance-based compensation which will not be subject to the $1 million limitation.

                                          Organization and Compensation
                                            Committee:

                                              William F. Miller (Chairman)
                                              William K. Hooper
                                              Robert Dickerson

              ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

   From March 1987 to September 1996, Robert H. Kohn, a member of the board's Compensation Committee until May 2001, served as our Senior Vice President-Law and Corporate Affairs, General Counsel and Corporate Secretary.

   From January 1988 to March 1995, Mr. Dickerson, a member of the board's Compensation Committee, served as our Vice President of Product Marketing and later as Senior Vice-President of Database and Connectivity Products.

                    AUDIT COMMITTEE REPORT AND DISCLOSURES

Audit Committee Report

   The audit committee of the board of directors provides assistance to the board in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of Borland. Among other things, the audit committee reviews and discusses with management and with Borland's outside accountants the results of the year-end audit of Borland, including the audit report and audited financial statements.

   All members of the audit committee are independent directors, qualified to serve on the audit committee pursuant to the requirements of The Nasdaq Stock Market. On March 18, 2002, the board of directors adopted a new written charter for the audit committee, which is included as Exhibit A to this proxy statement.

   In connection with its review of Borland's audited financial statements for the fiscal year ended December 31, 2001, the audit committee reviewed and discussed the audited financial statements with management, and discussed with PricewaterhouseCoopers LLP, Borland's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). The audit committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PricewaterhouseCoopers LLP its independence from Borland. The audit committee has determined that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Borland is compatible with maintaining the independence of PricewaterhouseCoopers LLP from Borland.

   Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Borland's Annual Report on Form 10-K for its fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                          Audit Committee:

                                              William K. Hooper (Chairman)
                                              William F. Miller
                                              Robert H. Kohn

                            STOCK PERFORMANCE GRAPH

   The stock price performance graph below compares the cumulative total stockholder return on our common stock with that of the Center for Research in Security Prices (CRSP) Total Return Index for Nasdaq Stock Market U.S. Companies and the CRSP Total Return Index for Nasdaq Computer and Data Processing Services Stocks for the period commencing on March 31, 1996 and ending December 31, 2001. The graph assumes that $100.00 was invested in our common stock and in each index on March 31, 1996. The total return for the common stock and the indices used assumes the reinvestment of dividends, even though dividends have not been declared on our common stock.

   The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be deemed incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

   The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of Borland's common stock.

                COMPARISON OF 69 MONTH CUMULATIVE TOTAL RETURN*
                      AMONG BORLAND SOFTWARE CORPORATION,
                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                    [CHART]


             Borland Software      Nasdaq Stock        Nasdaq Computer
               Corporation      Market (U.S.) Index   & Data Processing
             ----------------   -------------------   -----------------
3/31/96         $100.00                $100.00             $100.00
3/31/97           39.58                 111.14              109.50
12/31/97          40.63                 143.94              144.94
12/31/98          30.56                 202.94              258.56
12/31/99          61.46                 377.12              568.35
12/31/00          30.73                 226.83              261.70
12/31/01          87.00                 179.99              210.78

*$100 INVESTED ON 3/31/96 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS.

                                         Base
          Company/Index Name            Period                Cumulative Total Return
-----------------------------------------------------------------------------------------------------
                                        3/31/96 3/31/97 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
----------------------------------------------------------------------------------------------------
BORLAND SOFTWARE CORPORATION             100.00   39.58    40.63    30.56    61.46    30.73    87.00
----------------------------------------------------------------------------------------------------
NASDAQ STOCK MARKET (U.S.) INDEX         100.00  111.14   143.94   202.94   377.12   226.83   179.99
----------------------------------------------------------------------------------------------------
NASDAQ COMPUTER & DATA PROCESSING INDEX  100.00  109.50   144.94   258.56   568.35   261.70   210.78

           SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent (10%) of our common stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge, the reports for all officers, directors and holders of more than 10% of the common stock were filed on time during the year ended December 31, 2001.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table shows, as of April 3, 2002, how many shares of common stock are owned by:

   . each person who, to the best of our knowledge, are beneficial owners of more than five percent (5%) of the outstanding shares of our common stock, the only class of our voting security;

   .   each current director and each nominee;

   .   each of the Named Executive Officers; and

   .   all of our current directors and executive officers as a group.

   Except as indicated in the footnotes to this table, the percentage of ownership has been calculated based on the number of outstanding shares of our common stock as of April 3, 2002. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                     Shares Beneficially Owned (1)
                                                                     -----------------------------
Name and Address of Beneficial Owner                                    Number            Percent
------------------------------------                                   ---------          -------
5% Stockholders:
 Microsoft Corporation..............................................   5,203,152(2)        7.39
 One Microsoft Way
 Redmond, WA 98052

 Merrill Lynch & Co., Inc...........................................   4,641,267(3)        6.59
 4 World Financial Center
 New York, NY 10080

Named Executive Officers and Directors:
 Dale L. Fuller.....................................................   1,268,987(4)        1.80
 William F. Miller..................................................     142,500(5)           *
 Robert H. Kohn.....................................................     146,982(6)           *
 Robert Dickerson...................................................      45,000(7)           *
 William K. Hooper..................................................      52,500(8)           *
 Laura S. Unger.....................................................           0              *
 Frederick A. Ball..................................................     236,458(9)           *
 Douglas W. Barre...................................................      92,422(10)          *
 Keith E. Gottfried.................................................      46,875(11)          *
 Edward M. Shelton..................................................      69,023(12)          *
All current directors and executive officers as a group (11 persons)   2,128,622           3.02

--------
  * Less than one percent.
 (1) Number of shares beneficially owned and the percentage of shares beneficially owned are based on shares outstanding as of April 3, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes sole or shared voting or investment power with respect to such shares. All shares of common stock subject to options currently exercisable or exercisable within 60 days after April 3, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table, based on information provided by the persons named in the table, such persons have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Based on a Schedule 13G dated February 14, 2002 filed with the Securities and Exchange Commission by Microsoft Corporation ("Microsoft"). Microsoft reports the amount beneficially owned as 5,203,152, comprising 2,138,547 shares of common stock and 285 non-voting shares of Borland's Series C Convertible Preferred Stock ("Series C Stock"). Amount is based on Microsoft's right to convert, effective June 11, 2001, 625 shares of Series C Stock into common stock of Borland. This assumes a conversion rate of 10,753 and a conversion value of $3.72 per common share as described in the Certificate of Designation of Series C Convertible Preferred Stock of Inprise Corporation, as corrected (as filed with the Commission July 6, 1999). Since June 11, 2001, a total of 510 shares of Series C Stock have been converted to common stock.
 (3) Based on a Schedule 13G (Amendment No. 8) dated February 5, 2002 which was filed with the Securities and Exchange Commission by Merrill Lynch & Co., Inc. ("Merrill Lynch") on behalf of Merrill Lynch Investment Managers. Merrill Lynch reported shared voting power and shared dispositive power with respect to all shares of common stock beneficially owned. Number of shares which may be deemed beneficially owned includes shares held by various funds related to or managed by Merrill Lynch.
 (4) Includes options exercisable within 60 days of April 3, 2002 to acquire 1,246,487 shares and such number of options includes shares issuable upon exercise of unvested options which are subject to repurchase by Borland under certain circumstances. For additional information concerning such options, see footnote #2 to "Aggregate Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Stock Option Values," above.
 (5) Represents options exercisable within 60 days of April 3, 2002 to acquire 142,500 shares.
 (6) Includes options exercisable within 60 days of April 3, 2002 to acquire 146,300 shares.
 (7) Represents options exercisable within 60 days of April 3, 2002 to acquire 45,000 shares.
 (8) Represents options exercisable within 60 days of April 3, 2002 to acquire 52,500 shares.
 (9) Represents options exercisable within 60 days of April 3, 2002 to acquire 236,458 shares.
(10) Represents options exercisable within 60 days of April 3, 2002 to acquire 92,422 shares.
(11) Represents options exercisable within 60 days of April 3, 2002 to acquire 46,875 shares.
(12) Includes options exercisable within 60 days of April 3, 2002 to acquire 68,023 shares.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In connection with hiring Douglas W. Barre to serve as our Senior Vice President and Chief Operating Officer and relocating him to Northern California, on June 26, 2000, Borland agreed to extend a loan to Mr. Barre and his spouse in the amount of $1,000,000 for the purpose of purchasing a residence within a reasonable commuting distance of Borland's Scotts Valley headquarters. The loan was extended on June 26, 2000 and is evidenced by a promissory note (the "Note") and is secured by the purchased residence. On March 26, 2002 we amended the Note modifying certain terms. As modified, the Note will bear an annual interest rate of 7% from June 26, 2000 to May 17, 2001 and 4.5% from May 18, 2001 to May 18, 2005. The loan and interest will be forgiven at the end of the five-year period, provided that Mr. Barre remains employed by us over the five-year period, unless sooner accelerated pursuant to the terms of the Note, as amended.

   In connection with relocating Keith E. Gottfried (who joined Borland on June 12, 2000 as Senior Vice President--Law and Corporate Affairs, General Counsel, Corporate Secretary and Chief Legal Officer) from New York to Northern California, on December 19, 2000, Borland agreed to extend a loan to Mr. Gottfried in the amount of $500,000 for the purpose of purchasing a residence, including related purchase closing costs, within a reasonable commuting distance of Borland's Scotts Valley headquarters. The loan will be secured by the purchased residence and will bear interest at an annual fixed rate still to be determined by the Compensation Committee. The loan and interest will be forgiven over a five-year period, provided that Mr. Gottfried remains employed by us over this five-year period. As of April 3, 2002, the loan has not yet been drawn upon by Mr. Gottfried and, when drawn upon, will be made pursuant to a promissory note and a related deed of trust, both in forms acceptable to Borland.

                        STOCKHOLDER PROPOSALS FOR 2003

   Stockholder proposals intended to be presented at our 2003 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices no later than December 10, 2002 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2003 proxy statement and proxy.

   In order for proposals of stockholders submitted outside of Rule 14a-8 under the Exchange Act to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received at our principal executive offices not later than February 15, 2003. Our bylaws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the bylaws, not later than February 15, 2003 and not earlier than January 16, 2003.

                                 OTHER MATTERS

   Our board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy intend to vote the shares they represent in accordance with their best judgment.

                                 ANNUAL REPORT

   A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 is being mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. Our Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be deemed to be solicitation material.

                                          By Order of the Board of Directors,
                                          /s/ Keith E. Gottfried
                                          KEITH E. GOTTFRIED
                                          Senior Vice President--Law and
                                          Corporate Affairs, General Counsel,
                                          Corporate Secretary and Chief Legal
                                          Officer

April 9, 2002
Scotts Valley, California

                                                                      EXHIBIT A

                        CHARTER OF THE AUDIT COMMITTEE
           OF THE BOARD OF DIRECTORS OF BORLAND SOFTWARE CORPORATION
            AS AMENDED AND RESTATED BY THE BOARD ON MARCH 18, 2002

1.  PURPOSE OF THE COMMITTEE

   The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, financial practices, internal control and legal compliance functions of the Corporation and its subsidiaries.

2.  COMPOSITION OF THE COMMITTEE

   The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. Each member of the Committee should be independent and financially literate, within the meaning of those terms under the rules of the Nasdaq Stock Market, and under any additional criteria which the Board determines appropriate. At least one member of the Committee shall have accounting or related financial management expertise.

3.  MEETINGS OF THE COMMITTEE

   The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, either in person or telephonically. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary and shall periodically meet in executive session (without the presence of management) with the independent auditors. The Committee may, from time to time, create subcommittees who shall report to the Committee. The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

4.  DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

   In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

      (1) Make recommendations to the Board as to the selection of the firm of independent public accountants to be appointed as auditors (herein referred to as independent auditors), to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

      (2) Review and approve the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein;

      (3) Review the performance of the Corporation's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

      (4) Establish policies and procedures for the engagement of the independent auditors to provide non-audit services, and consider whether the independent auditor's performance of non-audit services is compatible with the auditor's independence;

      (5) Evaluate the independence of the Corporation's independent auditors by, among other things:

          (1) reviewing on an annual basis the formal written statement required to be delivered by the independent auditors under Independence Standards Board Standard Number 1;

          (2) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and

          (3) based on such review and discussions, assessing the auditors' independence and, as necessary, recommending that the Board take appropriate action to evaluate the auditors' independence;

      (6) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to stockholder approval or ratification if determined appropriate by the Board), evaluation and termination of the Corporation's independent auditors;

      (7) Review and discuss with the independent auditors their annual audit plan, including the scope of audit activities, and the timing of the audit, and monitor such plan's progress and results during the year;

      (8) Review and discuss with the independent auditors the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation's financial statements should be included in the Annual Report on Form 10-K;

      (9) Review and discuss with management and the independent auditors from time to time any significant accounting and financial reporting policies (including changes or proposed changes therein) of the Corporation, which could have a material impact on the Corporation's financial statements;

      (10) Confirm that the Corporation's interim financial statements to be included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation's independent auditors and discuss such financial statements with the Corporation's independent auditors;

      (11) Review and discuss with the independent auditors and management the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures, including the independent auditors' judgment as to the quality of the Corporation's accounting principles;

      (12) Review and discuss with management the Corporation's administrative, operational and accounting internal controls, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

      (13) Review and discuss with the independent auditors and management: (a) any material financial or non-financial arrangements of the Corporation which do not appear on the financial statements of the Corporation; and (b) any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation's financial statements;

      (14) Establish and maintain a free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors and the Corporation's management, including providing such parties with appropriate opportunities to meet privately with the Committee;

      (15) Review and reassess annually the adequacy of the Committee's charter;

      (16) Meet periodically with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

      (17) Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

      (18) Obtain from the Corporation's independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

      (19) Secure independent expert advice, including retaining outside counsel, experts, accountants, consultants or other advisors, to assist the Committee in fulfilling its duties and responsibilities;

      (20) Conduct or authorize investigations into any matters within its scope of responsibilities, including retaining outside advisors to assist the Committee in the conduct of any investigation;

      (21) Report regularly to the Board on its activities, as appropriate; and

      (22) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

                                    *  *  *

   While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations.

                           * * * * * * * * * * * * *

                          BORLAND SOFTWARE CORPORATION

                            2002 STOCK INCENTIVE PLAN
                            -------------------------
                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------
I.       PURPOSE OF THE PLAN

         This 2002 Stock Incentive Plan is intended to promote the interests of Borland Software Corporation, a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix. Should any relevant date under the Plan fall on a date on which there is no trading on the securities exchange or Nasdaq National Market (as applicable) on which the Common Stock is at that time traded, then the relevant date for purposes of the Plan shall be the immediately preceding trading date.

II.     STRUCTURE OF THE PLAN

     A. The Plan shall be divided into four separate equity incentives programs:

     - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

     - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

     - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

     - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service as an inducement for their future service.


     B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. Other than with respect to Section 16 Insiders, the Board may also appoint an Executive Officer Committee to administer the Discretionary Option and Stock Issuance Programs, subject to the applicable limitations and requirements of the Delaware Corporate Law. However, any discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board.

     B. Members of the Primary Committee or any Secondary Committee or any Executive Officer Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

     D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee or the Executive Officer Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under that program.

 IV. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

     (i) Employees,

     (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

     (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive annual option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

  V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) shares.

     B. No one person participating in the Plan may receive stock options and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

     C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   Exercise Price.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                      (i)   cash or check made payable to the Corporation,

                      (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                      (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   Exercise and Term of Options. Each option shall be exercisable at
               ----------------------------
such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.   Effect of Termination of Service.
               --------------------------------

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                      (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                      (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

                      (iii) Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

                      (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                      (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                      (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D.   Stockholder Rights.  The holder of an option shall have no
               ------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E.   Repurchase Rights. The Plan Administrator shall have the
               -----------------
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right, but not the obligation, to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of the Optionee's cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F.   Limited Transferability of Options. During the lifetime of the
               ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restriction, except that the Plan Administrator may structure one or more Non-Statutory Options under the Discretionary Option Grant Program so that each such option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

    II.   INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

          A.   Eligibility.  Incentive Options may only be granted to Employees.
               -----------

          B.   Dollar Limitation. The aggregate Fair Market Value of the shares
               -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C.   10% Stockholder. If any Employee to whom an Incentive Option is
               ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

    III.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A. Except as otherwise provided in this Section III, none of the outstanding options under the Discretionary Option Grant Program shall vest in whole or in part on an accelerated basis upon the occurrence of a Change in Control, and those options shall be assumable by any successor corporation in the Change in Control. However, the Plan Administrator shall have the discretionary authority to structure one or more options grants under the Discretionary Option Grant Program so that each of those particular options shall automatically accelerate in whole or in part, immediately prior to the effective date of that Change in Control, and become exercisable for all the shares of Common Stock at the time subject to the accelerated portion of such option and may be exercised for any or all of those accelerated shares as fully vested shares of Common Stock.

        B. Except as otherwise provided in this Section III, none of the outstanding repurchase rights under the Discretionary Option Grant Program shall terminate on an accelerated basis upon the occurrence of a Change in Control, and those rights shall be assignable to any successor corporation in the Change in Control. However, the Plan Administrator shall have the discretionary authority to structure one or more repurchase rights under the Discretionary Option Grant Program so that those particular rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a Change in Control.

          C. Immediately following the consummation of the Change in Control, all outstanding options under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

          D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

          E. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control transaction in which those options do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

          F. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over.

        G. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the applicable Federal and state tax laws.

        H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM
                     --------------------------------------

I.       OPTION GRANTS

         The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Thirty Thousand Dollars ($30,000.00) nor more than Two Hundred Thousand Dollars ($200,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

         However, for the 2002 calendar year, the election to reduce base salary must be submitted by June 30, 2002 and shall be in effect only for the salary which would otherwise payable to the participant for the period beginning
July 1, 2002 and ending December 31, 2002. In addition, the option grants under the Salary Investment Option Grant Program for the 2002 calendar year shall be made shall be made on July 1, 2002.

II.      OPTION TERMS

         Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided,
                                                                  --------
however, that each such document shall comply with the terms specified below.

         A.  Exercise Price.
             --------------

             1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

             2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B.  Number of Option Shares.
             ----------------------- The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A / (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the dollar amount by which the Optionee's base
                  salary is to be reduced for the calendar year pursuant to his or her election under the Salary Investment Option Grant Program, and

                           B is the Fair Market Value per share of Common Stock
                  on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a
        ----------------------------
series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. However, each option granted under the Salary Investment Option Grant Program for the 2002 calendar year shall become exercisable in a series of six (6) successive equal monthly installments upon the Optionee's completion of each calendar month of Service over the six
(6)-month period commencing July 1, 2002. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Service for
        --------------------------------
any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the
-------
expiration of the two (2)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year
                          -------
option term or (ii) the two (2)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.     CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction. Any option so assumed or continued shall remain exercisable for the fully vested shares until the earlier of (i)
                                                               -------
the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Service.

     B. In the event of a Hostile Take-Over while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii)
--------
the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a subsequent Change in Control or (iv) the surrender of the option in connection with a Hostile Take-Over.

     C. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise
                                                 --------
price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

     D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate,dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.      REMAINING TERMS

         The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM
                             ----------------------

   I.   STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. In no event, however, may more than fifteen percent (15%) of the total number of shares of Common Stock from time to time authorized for issuance under the Plan be issued pursuant to the Stock Issuance Program. Each stock issuance under the program shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

        A.   Purchase Price.
             --------------

              1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

              2. Subject to the provisions of Section I of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                    (i)      cash or check made payable to the Corporation, or

                    (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

        B.    Vesting Provisions.
              ------------------

              1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

              2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more share right awards so that the shares of Common Stock subject to those awards shall only be issuable upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) budget comparisons;
(10) implementation or completion of critical projects or processes; (11) customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; and (13) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation's business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

              3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

              4. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

              5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares by the applicable clause (i) or (ii) amount.

              6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

              7. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

   II.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A. Except as otherwise provided in this Section II, none of the outstanding repurchase rights under the Stock Issuance Program shall terminate on an accelerated basis upon the occurrence of a Change in Control, and those rights shall be assignable to any successor corporation in the Change in Control. However, the Plan Administrator shall have the discretionary authority to structure one or more repurchase rights under the Stock Issuance Program so that those particular rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control.

        B. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continued in effect.

        C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, either upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period following the effective date of that Hostile Take-Over.

   III. SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

        I. OPTION TERMS

           A.   Automatic Grants. The Automatic Option Grant Program under this
                ----------------
Plan shall supersede and replace the automatic option grant program currently in effect for the non-employee Board members under the Corporation's 1997 Stock Option Plan. Accordingly, upon stockholder approval of the Plan at the 2002 Annual Stockholders Meeting, the automatic option grant program under the 1997 Stock Option Plan shall immediately terminate, and no further option grants shall be made to the non-employee Board members under that program. All options granted to the non-employee Board members on or after the date of the 2002 Annual Stockholders Meeting shall be effected solely and exclusively in accordance with the terms and provisions of this Article Five. Should stockholder approval of the Plan not be obtained at the 2002 Annual Stockholder Meeting, then the automatic option grant program under the Corporation's 1997 Stock Option Plan shall remain in full force and effect.

                Option grants shall be made pursuant to the Automatic Option Grant Program in effect under this Plan as follows:

                Initial Grant: Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase thirty thousand (30,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                Annual Grants: On the first trading day in July each year, beginning with the 2002 calendar year, the following automatic option grants shall be made to each individual serving at that time as a non-employee Board member:

                1. Each individual serving as a non-employee Board member on such grant date shall receive an automatic option grant for 12,500 shares of Common Stock, except that the individual serving as the Chairperson of the Board at the time of such annual grant shall receive an automatic option grant for 17,500 shares.

                2. Each non-employee Board member who is serving as a member of any of the Board committees on such grant date shall receive an additional automatic option grant for 1,000 shares of Common Stock for each Board committee on which he or she is serving on that grant date.

                3. Each non-employee Board member who is also serving as the chairperson of any of Board committee on such grant date shall receive an additional automatic option grant for 1,000 shares of Common Stock for each Board committee on which he or she is serving as chairperson on that grant date.

                There shall be no limit on the number of such annual option grants any one non-employee Board member may receive over his or her period of continued Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such option grants over their period of continued Board service.

        B.  Exercise Price.
            --------------

                1. The exercise price per share for each option grant made under the Automatic Option Grant Program, shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        C.      Option Term.  Each option grant under the Automatic Option Grant
                -----------
Program shall have a term of ten (10) years measured from the option grant date.

                D. Exercise and Vesting of Options. Each option under the
                   --------------------------------
Automatic Option Grant Program shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of the Optionee's cessation of Board service, should the Optionee cease such Board service prior to vesting in those shares. The shares subject to each initial and annual automatic option grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, in a series of installments over the optionee's period of Board service as follows: one-third of the option shares shall vest upon the Optionee's completion of one
(1) year of Board service measured from the grant date of such option, and the remaining option shares shall vest in a series of twenty-four (24) successive equal monthly installments upon the optionee's completion of each additional month of Board service over the twenty-four (24) month period measured from the one (1) year anniversary of the grant date of that option.

         E.  Limited Transferability of Options. Each option under the Automatic
             ----------------------------------
Option Grant Program may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Automatic Option Grant Program, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

         F.  Termination of Board Service.  The following provisions shall
             ----------------------------
govern the exercise of any options held by the Optionee under the Automatic Option Grant Program at the time the Optionee ceases to serve as a Board member:

                  (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance following Optionee's death or to whom the option is transferred during Optionee's lifetime pursuant to a permitted transfer under Section 1.G of this Article V or the designated beneficiary or beneficiaries of such option (as the case may be)) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                  (ii) In the event the Optionee should be precluded by federal or state securities laws from selling the shares subject to such option for a period in excess of twelve (12) months following his or her cessation of Board service, then the period for exercising that option following such cessation of Board service shall automatically be extended by an additional period of up to three (3) months measured from the date the Optionee is first free to sell such shares.

                 (iii) During the twelve (12)-month or longer exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                  (iv) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month or longer exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

                  (v) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
         (12)-month or longer exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.      CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under the Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

         B. In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under the Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Tender-Offer.

         C. All outstanding repurchase rights under this under the Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

         D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise
                                                 --------
price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

         E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.    REMAINING TERMS

             The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                                  MISCELLANEOUS
                                  -------------

     I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate, which must be at market, and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements. The Corporation shall also make appropriate arrangements to satisfy all applicable foreign tax withholding requirements which may be imposed in connection with the grant or exercise of options under the Plan or the issuance or vesting of shares of Common Stock under the Plan.

          B. The Plan Administrator may, in its discretion, provide any or all Optionees or Participants under the Plan (other than the non-employee Board members) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such individuals may become subject in connection with the grant or exercise of their options or the issuance or vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                Stock Withholding:  The election to have the Corporation
                -----------------
withhold, from the shares of Common Stock otherwise issuable upon the exercise of options or the issuance or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                Stock Delivery:  The election to deliver to the Corporation, at
                --------------
the time the option is granted or exercised or the shares are issued or vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III. EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program shall be implemented as of July 1, 2002. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any individuals joining the Board as non-employee Board members at that time.

          B.    The Plan shall terminate upon the earliest to occur of (i)
                                                  --------
March 15, 2012, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Should the Plan terminate on March 15, 2012, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     IV.  AMENDMENT OF THE PLAN

          The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.  REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.   NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------

         The following definitions shall be in effect under the Plan:

         A.  Automatic Option Grant Program shall mean the automatic option
             ------------------------------
grant program in effect under Article Five of the Plan.

         B.  Board shall mean the Corporation's Board of Directors.
             -----

         C.  Code shall mean the U.S. Internal Revenue Code of 1986, as amended.
             ----

         D.  Change in Control shall mean a change in ownership or control of
             -----------------
the Corporation effected through any of the following transactions:

             (i) there is consummated a merger, consolidation or other reorganization, unless securities representing more than fifty
                      ------
     percent  (50%) of the total  combined  voting power of the voting
     securities  of  the   successor   corporation   are   immediately
     thereafter  beneficially  owned,  directly or  indirectly  and in
     substantially   the  same   proportion,   by  the   persons   who
     beneficially   owned   the   Corporation's   outstanding   voting
     securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale, or

            (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

         E.  Common Stock shall mean the Corporation's common stock.
             ------------

            F.   Corporation  shall mean Borland  Software  Corporation,  a
                 -----------
Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Borland Software Corporation which shall by appropriate action adopt the Plan.

            G.   Discretionary Option Grant Program shall mean the discretionary
                 ----------------------------------
option grant program in effect under Article Two of the Plan.

            H.   Employee  shall  mean an  individual  who is in the  employ of
                 --------
the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            I.   Executive Officer Committee shall mean the committee comprised
                 ---------------------------
of two (2) or more executive officers of the Corporation appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to persons other than Section 16 Insiders, but subject to the applicable limitations and requirements of the Delaware Corporate Law.

            J.   Exercise Date shall mean the date on which the Corporation
                 -------------
shall have received written notice of the option exercise.


            K.   Fair Market Value per share of Common Stock on any relevant
                 -----------------
date shall be determined in accordance with the following provisions:

                 (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the last sale price per share of Common Stock on the date in question, as such price is reported by the National
         Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is
                                 -----------------------
         no sale price for the Common Stock on the date in question, then the Fair Market Value shall be the last sale price on the last preceding date for which such quotation exists.

                 (ii)  If the Common Stock is at the time listed on
         any Stock Exchange, then the Fair Market Value shall be the last sale price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall
                                                             ---------
         Street Journal. If there is no sale price for the Common Stock
         ---------------
         on the date in question, then the Fair Market Value shall be the last sale price on the last preceding date for which such quotation exists.

            L.   Hostile Take-Over shall mean a change in ownership or control
                 -----------------
of the Corporation effected through either of the following transactions:

                 (i) a change in the composition of the Board such that the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended, or

                 (ii)  the acquisition, directly or indirectly, by any
         person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

            M.    Incentive Option shall mean an option which satisfies the
                 ----------------
requirements of Code Section 422.


            N.   Involuntary Termination shall mean the termination of the
                 -----------------------
Service of any individual which occurs by reason of:


                 (i)   such individual's involuntary dismissal or
         discharge  by  the   Corporation   for  reasons   other  than
         Misconduct, or

                (ii)   such individual's voluntary resignation following
         (A) a change  in his or her  position  with  the  Corporation
         which   materially    reduces   his   or   her   duties   and
         responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

            O.   Misconduct shall mean the commission of any act of fraud,
                 ----------
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

            P.   1934 Act shall mean the Securities Exchange Act of 1934, as
                 --------
amended or any successor statute.

            Q.   Non-Statutory Option shall mean an option not intended to
                 --------------------
satisfy the requirements of Code Section 422.

            R.   Optionee shall mean any person to whom an option is granted
                 --------
under the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

            S.   Parent shall mean any corporation (other than the Corporation)
                 ------
in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            T.   Participant shall mean any person who is issued shares of
                 -----------
Common Stock under the Stock Issuance Program.


            U.   Permanent Disability or Permanently Disabled shall mean the
                 --------------------------------------------
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

            V.   Person shall have the meaning given in Section 3(a)(9) of the
                 ------
Securities Exchange Act of 1934, as modified and use in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

            W.   Plan shall mean the Corporation's 2002 Stock Incentive Plan,
                 ----
as set forth in this document.


            X.   Plan Administrator shall mean the particular entity, whether
                 ------------------
the Board, the Primary Committee, the Secondary Committee or the Executive Officer Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

            Y.   Plan Effective Date shall mean the date the Plan becomes
                 -------------------
effective and shall be coincidental with the date the Plan is approved by the Corporation's stockholders. The Plan Effective Date shall accordingly be the date of the 2002 Annual Stockholders Meeting, provided the stockholders approve the Plan at such meeting.

            Z.   Primary Committee shall mean the committee of two (2) or more
                 -----------------
non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

            AA.  Salary Investment Option Grant Program shall mean the salary
                 --------------------------------------
investment option grant program in effect under Article Three of the Plan.

            BB.  Secondary Committee shall mean a committee of one or more Board
                 -------------------
members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

            CC.  Section 16 Insider shall mean an officer or director of the
                 ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

            DD.  Service shall mean the performance of services for the
                 -------
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that for a leave which
                                             --------
exceeds ninety (90) days, Service shall be deemed to cease, for purposes of any outstanding Incentive Options held by the Optionee in question, on the ninety-first (91st) day of such leave, unless the right of that Optionee to return to Service following such leave is guaranteed by law or statute. Unless otherwise required by law, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

            EE.  Stock Exchange shall mean either the American Stock Exchange or
                 --------------
the New York Stock Exchange.

            FF.  Stock Issuance Agreement shall mean the agreement entered into
                 ------------------------
by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

            GG.  Stock Issuance Program shall mean the stock issuance program in
                 ----------------------
effect under Article Four of the Plan.

            HH.  Subsidiary shall mean any corporation (other than the
                 ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            II.  10% Stockholder shall mean the owner of stock (as determined
                 ---------------
under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

            JJ.  Withholding Taxes shall mean the applicable income and
                 -----------------
employment withholding taxes to which the holder of an option or shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or the issuance or vesting of those shares.

                         BORLAND SOFTWARE CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN

1.  ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

   1.1 Establishment. The Borland Software Corporation 1999 Employee Stock Purchase Plan (the "Plan") is hereby established effective as of the date on which it is approved by the stockholders of the Company (the "Effective Date").

   1.2 Purpose. The purpose of the Plan is to advance the interests of Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

   1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

2.  DEFINITIONS AND CONSTRUCTION.

   2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

      (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

      (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

      (c) "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

      (d) "Company" means Borland Software Corporation, a Delaware corporation, or any successor corporation thereto.

      (e) "Compensation" means, with respect to any Offering Period, base wages or salary, overtime, bonuses, commissions, shift differentials, payments for paid time off, payments in lieu of notice, and compensation deferred under any program or plan, including, without limitation, pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include moving allowances, payments pursuant to a severance agreement, termination pay, relocation payments, sign-on bonuses, any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

      (f) "Eligible Employee" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

      (g) "Employee" means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a

   Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety
   (90) days or less. If an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

      (h) "Fair Market Value" means, as of any date, if the Stock is then listed on a national or regional securities exchange or market system or is regularly quoted by a recognized securities dealer, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, or by such recognized securities dealer, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system or has been quoted by such securities dealer, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion. If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined in good faith by the Board.

      (i) "Offering" means an offering of Stock as provided in Section 6.

      (j) "Offering Date" means, for any Offering, the first day of the Offering Period.

      (k) "Offering Period" means a period established in accordance with
   Section 6.1, including an Annual Offering Period and a Half-Year Offering Period as provided in Section 6.1.

      (l) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

      (m) "Participant" means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

      (n) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

      (o) "Participating Company Group" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

      (p) "Purchase Date" means, for any Purchase Period, the last day of such period.

      (q) "Purchase Period" means a period established in accordance with
   Section 6.2.

      (r) "Purchase Price" means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

      (s) "Purchase Right" means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

      (t) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

      (u) "Subscription Agreement" means a written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

      (v) "Subscription Date" means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

      (w) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

   2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.  ADMINISTRATION.

   3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

   3.2 Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

   3.3 Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

4.  SHARES SUBJECT TO PLAN.

   4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million two hundred thousand (2,200,000) and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

   4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares of the same class as the shares subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.  ELIGIBILITY.

   5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

      (a) Any Employee who is customarily employed by the Participating Company Group for less than twenty (20) hours per week; or

      (b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

   5.2 Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6.  OFFERINGS.

   6.1 Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by two series of Offerings. One series shall be of sequential Offerings of approximately twelve (12) months duration or such other duration as the Board shall determine (an "Annual Offering Period"). The second series shall be of Offerings of approximately six (6) months duration or such other duration as the Board shall determine (a "Half-Year Offering Period"). Annual Offering Periods shall commence on or about December 1 of each year and end on or about the first November 30 occurring thereafter. Half-Year Offering Periods shall commence on or about June 1 of each year and end on or about the first November 30 occurring thereafter. However, provided that the Effective Date occurs on or before July 1, 1999, an initial Offering (the "Initial Offering Period") shall commence on or about July 1, 1999 and end on or about November 30, 1999. Notwithstanding the foregoing, the Board may establish a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

   6.2 Purchase Periods. Each Annual Offering Period shall consist of two (2) consecutive Purchase Periods of approximately six (6) months duration, or such other number or duration as the Board determines. A Purchase Period commencing on or about December 1 shall end on or about the next May 31. A Purchase Period commencing on or about June 1 shall end on or about the next November 30. Each Half-Year Offering Period shall consist of a single Purchase Period of approximately six (6) months duration coterminous with such Offering Period. However, provided that the Effective Date occurs on or before July 1, 1999, the Initial Offering Period shall consist of a single Purchase Period ending on or about November 30, 1999. Notwithstanding the foregoing, the Board may establish a different duration for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. If the first or last day of a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

7.  PARTICIPATION IN THE PLAN.

   7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

   7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to
Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement. Eligible Employees may not participate simultaneously in more than one Offering under the Plan. Accordingly, a Participant in an Annual Offering Period may not participate simultaneously in the Half-Year Offering Period commencing during the term of an Annual Offering Period.

8.  RIGHT TO PURCHASE SHARES.

   8.1 Grant of Purchase Right. Except as set forth below, on the Offering Date of each Offering Period, each Participant in that Offering Period shall be granted automatically a Purchase Right determined as follows:

      (a) Annual Offering Period. Each Purchase Right granted on the Offering Date of an Annual Offering Period shall consisting of an option to purchase the lesser of (i) that number of whole shares of Stock determined by dividing Twenty-Five Thousand Dollars ($25,000) by the Fair Market Value of a share of Stock on the Offering Date or (ii) two thousand five hundred (2,500) shares of Stock.

      (b) Half-Year Offering Period. Each Purchase Right granted on the Offering Date of a Half-Year Offering Period shall consist of an option to purchase the lesser of (i) that number of whole shares of Stock determined by dividing Twelve Thousand Five Hundred Dollars ($12,500) by the Fair Market Value of a share of Stock on the Offering Date or (ii) one thousand two hundred fifty (1,250) shares of Stock.

      (c) Initial Offering Period. Each Purchase Right granted on the Offering Date of the Initial Offering Period shall consist of an option to purchase the lesser of (i) that number of whole shares of Stock determined by dividing Twelve Thousand Five Hundred Dollars ($12,500) by the Fair Market Value of a share of Stock on the Offering Date or (ii) one thousand two hundred fifty (1,250) shares of Stock.

No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

   8.2 Pro Rata Adjustment of Purchase Right. Notwithstanding the provisions of Section 8.1, if the Board establishes an Offering Period (other than the Initial Offering Period) of any duration other than twelve months or six months, then (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and (b) the share amount in Section 8.1 shall be determined by multiplying 208.33 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

   8.3 Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.3 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

9.  PURCHASE PRICE.

   The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or
(b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10.  ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

   Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

      10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section

   10.3 to stop payroll deductions effective following the first payday during an Offering) or more than fifteen percent (15%). Notwithstanding the foregoing, the Board may change the foregoing limits on payroll deductions effective as of any future Offering Date.

      10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

      10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company's designated office an amended Subscription Agreement authorizing such change on or before the "Change Notice Date." The "Change Notice Date" shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first payday of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1.

      10.4 Administrative Suspension of Payroll Deductions. The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant's Purchase Right or (b) during a calendar year under the limit set forth in
   Section 8.3. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning, respectively, of (a) the next Offering Period or (b) the next Purchase Period the Purchase Date of which falls in the following calendar year, unless the Participant has either withdrawn from the Plan as provided in
   Section 12.1 or has ceased to be an Eligible Employee.

      10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

      10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

      10.7 Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company's designated office a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the Company's receipt of the notice of withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.

11.  PURCHASE OF SHARES.

   11.1 Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

   11.2 Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

   11.3 Delivery of Certificates. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker designated by the Company that will hold such shares for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

   11.4 Return of Cash Balance. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

   11.5 Tax Withholding. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, of the Participating Company Group which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

   11.6 Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

   11.7  Provision of Reports and Stockholder Information to Participants.
Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company's common stockholders.

12.  WITHDRAWAL FROM OFFERING OR PLAN.

   12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company's designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

   12.2 Automatic Withdrawal from an Offering. If the Fair Market Value of a share of Stock on the Offering Date of the Half-Year Offering Period commencing immediately following the first Purchase Date of the concurrent Annual Offering Period is less than the Fair Market Value of a share of Stock on the Offering Date of such concurrent Annual Offering Period, then every Participant in such concurrent Annual Offering Period automatically shall be (a) withdrawn from the concurrent Annual Offering Period after the acquisition of shares of Stock on the Purchase Date and (b) enrolled in the new Half-Year Offering Period effective on its Offering Date. A Participant may elect not to be automatically withdrawn from an Annual Offering Period pursuant to this Section 12.2 by delivering to the Company's designated office not later than the close of business on Offering Date of the new Half-Year Offering Period a written notice indicating such election.

   12.3 Return of Payroll Deductions. Upon a Participant's voluntary withdrawal from the Plan pursuant to Sections 12.1 or automatic withdrawal from an Offering pursuant to Section 12.2, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock (except, in the case of an automatic withdrawal pursuant to Section 12.2, for an amount necessary to purchase an additional whole share as provided in
Section 11.4) shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan or the Offering, as applicable, shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13.  TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

   Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14.  CHANGE IN CONTROL.

   14.1  Definitions.

   (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

   (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

   14.2  Effect of Change in Control on Purchase Rights.   In the event of a
Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15.  NONTRANSFERABILITY OF PURCHASE RIGHTS.

   Neither payroll deductions credited to a Participant's Plan account nor a Participant's Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in
Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16.  COMPLIANCE WITH SECURITIES LAW.

   The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17.  RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

   A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

18.  LEGENDS.

   The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

      "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE)."

19.  NOTIFICATION OF DISPOSITION OF SHARES.

   The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

20.  NOTICES.

   All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  INDEMNIFICATION.

   In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

22.  AMENDMENT OR TERMINATION OF THE PLAN.

   The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

                                 PLAN HISTORY

March 22, 1999 Board adopts the Plan, with an initial reserve of 800,000 shares, to replace the
               Company's 1997 Employee Stock Purchase Plan.

June 4, 1999   Stockholders approve Plan, with an initial reserve of 800,000 shares.

June 8, 2000   Board approves a 500,000 share increase in the Plan's reserve (from 800,000 to
               1,300,000 shares).

July 25, 2000  Stockholders approve 500,000 share reserve increase, bringing the reserve to
               1,300,000 shares).

March 31, 2002 Board approves a 900,000 share increase in the Plan's reserve (from 1,300,000 to 2,200,000 shares).

                                   PROXY CARD

                          BORLAND SOFTWARE CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       for the Annual Meeting of Stockholders to be held on May 16, 2002

The undersigned hereby appoints Dale L. Fuller, Frederick A. Ball and Keith E. Gottfried, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Borland Software Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Borland Software Corporation to be held on Thursday, May 16, 2002, at 10:00 a.m., local time, at the executive offices of Borland located at 100 Enterprise Way, Scotts Valley, California 95066-3249 and at any postponements or adjournments thereof, with all powers that the undersigned would have if personally present thereat.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4. The proxies are hereby authorized to vote in their discretion, upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

                IMPORTANT-TO BE SIGNED AND DATED ON REVERSE SIDE

                                SEE REVERSE SIDE

                                 *************

[Borland logo]
Borland Software Corporation
100 Enterprise Way
Scotts Valley, CA 95066-3249

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

INSTRUCTIONS FOR VOTING YOUR PROXY

Borland Software Corporation is now offering stockholders of record three alternative ways of voting their proxies:

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 15, 2002. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com
                   -----------------
Use the Internet to transmit you voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 15, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Borland Software Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY
CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                BRLANP       KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BORLAND SOFTWARE CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

1.   Election of Directors

     01)  Robert H. Kohn, 02) Robert Dickerson and 03) Laura S. Unger

          For All               Withhold All            For All Except
            [ ]                     [ ]                      [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number(s) on the line below.

--------------------------------------

2.   Approval of 2002 Stock Incentive Plan.

            For                   Against                  Abstain
            [ ]                     [ ]                      [ ]

3. Approval of amendment to 1999 Employee Stock Purchase Plan to authorize for issuance an additional 900,000 shares of common stock.

            For                   Against                  Abstain
            [ ]                     [ ]                      [ ]

4. Ratification of the selection of PricewaterhouseCoopers LLP as Borland's independent accountants for the 2002 fiscal year.

            For                   Against                  Abstain
            [ ]                     [ ]                      [ ]

The undersigned hereby acknowledges receipt of Borland's Annual Report for the fiscal year ended December 31, 2001 and the accompanying Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

IMPORTANT: Please sign as name(s) appear on this proxy, and date this proxy. If a joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

HOUSEHOLDING OPTION
Mark "FOR" to enroll this account to receive certain future security holder documents in a single package per household. Mark "AGAINST" if you do not want to participate. See enclosed notice.

To change your election in the future, call 1-800-542-1061.


                                    For           Against
HOUSEHOLDING OPTION =>              [ ]             [ ]

--------------------------------------------   ---------------------------------
                                   |                                    |
--------------------------------------------   ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)    Date     Signature (Joint Owners)   Date